                                                                   EXHIBIT 10.25

                           MANAGEMENT EQUITY AGREEMENT

                                     BETWEEN

                        FOREST PRODUCTS HOLDINGS, L.L.C.

                                       AND

                               EACH OF THE PERSONS
                                  LISTED ON THE
                             SIGNATURE PAGES HERETO


                          DATED AS OF NOVEMBER 29, 2004


THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER STATE SECURITIES LAWS. THE SECURITIES ARE BEING SOLD IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS. THE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY SET FORTH IN THIS AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.   PURCHASE AND SALE OF CLASS B UNITS.......................................4

2.   GRANT OF CLASS C UNITS...................................................6

3.   REPRESENTATIONS AND WARRANTIES; ACKNOWLEDGMENTS.........................10

4.   REPURCHASE OPTION.......................................................11

5.   RESTRICTIONS ON TRANSFER................................................14

6.   ADDITIONAL RESTRICTIONS ON TRANSFER.....................................15

7.   SALE OF THE COMPANY.....................................................16

8.   VOTING AGREEMENT........................................................16

9.   DEFINITIONS.............................................................17

10.  NOTICES.................................................................21

11.  GENERAL PROVISIONS......................................................23

12.  PUBLIC OFFERING.........................................................26

ANNEX A .....................................................................30
     SECTION 83(b)ELECTION ..................................................30

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                           MANAGEMENT EQUITY AGREEMENT

                  THIS MANAGEMENT EQUITY AGREEMENT (this "AGREEMENT") is made as of November 29, 2004, between Forest Products Holdings, L.L.C., a Delaware limited liability company (the "COMPANY"), each of the persons identified as an Employee Investor on the signature pages attached hereto (each an "EMPLOYEE INVESTOR") and each of the persons identified as an Investor on the signature pages attached hereto (each an "INVESTOR"). Certain capitalized terms used herein are defined in SECTION 9 hereof.

                  WHEREAS, the Company has established an incentive program that will consist of the opportunity for each Employee Investor to purchase Class B Units of the Company (the "CLASS B UNITS") and receive a grant of Class C Units of the Company (the "CLASS C UNITS" and, together with the Class B Units, the "UNITS").

                  WHEREAS, the Company has majority equity investments in Boise Cascade Holdings, L.L.C., a Delaware limited liability company ("BOISE HOLDINGS"), and in Boise Land & Timber Holdings Corp., a Delaware corporation ("TIMBER HOLDINGS"); and OfficeMax Incorporated, a Delaware corporation ("OFFICEMAX") has minority equity investments in Boise Holdings and Timber Holdings.

                  WHEREAS, such incentive program is being implemented through an offering of Units to each Employee Investor conducted in compliance with Rule 701 under the 1933 Act and described in the Company's Private Placement Memorandum dated November 29, 2004 (the "MANAGEMENT PPM").

                  WHEREAS, the offering contemplates (i) the issuance of Class B Units to Employee Investors such that in the aggregate they represent approximately 4.37% of the total number of Class B Units outstanding upon the closing of the offering and approximately 3.5% of the total common equity of Boise Holdings and of Timber Holdings as of such closing before giving effect to the issuance of the Class C Units and without taking into account the preferred equity of OfficeMax in Boise Holdings and Timber Holdings and (ii) the issuance of Class C Units to Employee Investors such that in the aggregate they represent 7.98% of the total number of Units outstanding upon the closing of the offering and approximately 6.5% of the total common equity of Boise Holdings and Timber Holdings as of such closing on a fully diluted basis but without taking into account the preferred equity of OfficeMax in Boise Holdings and Timber Holdings.

                  WHEREAS, the Company, each Employee Investor and each Investor desire to enter into this Agreement to set forth the terms and conditions relating to the issuance and sale by the Company of Class B Units and the grant by the Company of Class C Units. All Units issued hereunder or acquired hereafter by any Employee Investor are referred to herein as such Employee Investor's "EMPLOYEE UNITS."

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                  NOW, THEREFORE, in consideration of the mutual covenants
contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

      1.    PURCHASE AND SALE OF CLASS B UNITS.

                  (a) PURCHASE AND SALE. Upon execution of this Agreement, each Employee Investor shall purchase, and the Company shall sell, the number of Class B Units set forth on such Employee Investor's signature page attached hereto, at a price of $1.00 per unit (the "CLASS B UNIT PURCHASE PRICE"). The Employee Investor shall deliver to the Company a cashier's or certified check or wire transfer of funds in the aggregate amount set forth on such Employee Investor's signature page attached hereto. The Class B Units acquired pursuant to this SECTION 1(a) shall be subject to the vesting provisions set forth in
SECTION 1(c) below.

                  (b) SECTION 83(b) ELECTION. Within 30 days after each Employee Investor purchases any Class B Units from the Company, such Employee Investor shall make an effective election with the Internal Revenue Service under Section 83(b) of the Code in the form of ANNEX A attached hereto. The parties to this Agreement agree that the Class B Unit Purchase Price constitutes the fair market value of the Class B Units as of the date hereof and will be treated as such by the Company for tax reporting purposes.

                  (c)    VESTING OF CLASS B UNITS.

                         (i)   Except as otherwise provided in this
         SECTION 1(c), each Employee Investor's Class B Units will vest in accordance with the following schedule, if as of each such date, such Employee Investor is and has continued to be employed by the Company or any of its Subsidiaries:

                                                   Cumulative Percentage of
                                                        Class B Units
                           Vesting Date                That Shall Vest
                  ------------------------------  --------------------------
                         December 31, 2005                     20%
                         December 31, 2006                     40%
                         December 31, 2007                     60%
                         December 31, 2008                     80%
                         December 31, 2009                    100%

         Notwithstanding the foregoing schedule, if an Employee Investor is at least 60 years old as of December 31, 2004, the vesting schedule for such Employee Investor shall be accelerated on a proportionate basis so that under such schedule 100% of the Class B Units are to vest on the Vesting Date that occurs while such Employee Investor is 65 years old; provided, however, that such schedule shall never have fewer than two Vesting Dates even if that causes such Employee Investor to not have 100% of the Class B Units vested until after age 65. For example, if an Employee Investor is 63 years old as of

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         December 31, 2004, the vesting schedule will provide for 50% cumulative vesting on December 31, 2005 and 100% cumulative vesting on December
         31, 2006 and the same vesting schedule would apply if such Employee Investor were 64 years old as of December 31, 2004.

                         (ii) Class B Units which have become vested are referred to herein as "VESTED CLASS B UNITS" (and, along with Vested Class C Units, as defined below, are included within the meaning of the term "VESTED UNITS"). All other Class B Units are referred to herein as "UNVESTED CLASS B UNITS" (and, along with Unvested Class C Units, as defined below, are included within the meaning of the term "UNVESTED UNITS"). Without limiting the provisions of SECTION 1(c)(iv) below, if any Employee Investor ceases to be employed by the Company or any of its Subsidiaries prior to December 31, 2009 on any date other than a Vesting Date set forth above, the cumulative percentage of such Employee Investor's Class B Units to become vested shall be determined on a pro rata basis according to the number of days elapsed since the immediately preceding Vesting Date. However, there shall be no vesting of Class B Units prior to the first Vesting Date (December 31, 2005) except pursuant to SECTIONS 1(c) (iii) AND (iv) and except that there shall be daily pro rate vesting in the event of a Put Event under
         SECTION 4(f)(ii).

                         (iii) Upon the occurrence of a Sale of the Company or a Public Offering, all Unvested Class B Units shall become immediately vested at the time of such event; provided that in the event of a Sale of the Company, as a condition to any Employee Investor's Unvested Class B Units becoming immediately vested upon such event, such Employee Investor shall, if requested by the purchaser of the Company and for no additional consideration therefor, agree that, so long as such Employee Investor receives a Comparable Offer of employment from the purchasing or surviving entity (the "NEW EMPLOYER") prior to the Sale of the Company, such Employee Investor shall accept such offer and shall not voluntarily resign prior to the date designated by the New Employer (which may not be more than 6 months after the Sale of the Company) absent a breach of the Comparable Offer by such New Employer. The term "COMPARABLE OFFER" means an offer of employment wherein the salary, bonus and overall compensation and benefits package (other than with respect to equity participation), job description and scope of duties (although not necessarily job title) are no less favorable than those applicable to the Employee Investor's employment immediately prior to the Sale of the Company and pursuant to which the Employee Investor's primary job location is within 25 miles of the individual's primary job location immediately prior to the Sale of the Company.

                         (iv) In the event of termination of an Employee Investor's employment due to the death or Permanent Disability of such Employee Investor, all Unvested Class B Units shall become immediately vested at the time of such event. For purposes of this Agreement, the determination of any Employee Investor's Permanent Disability shall be made in good faith by the Company's board of directors or, in the absence of a board of directors, by its managing member (the "BOARD").

      2.    GRANT OF CLASS C UNITS.

                  (a) GRANT. Upon execution of this Agreement, the Company shall grant each Employee Investor the number of Class C Units set forth on such Employee Investor's signature page attached hereto. The Class C Units acquired pursuant to this SECTION 2(a) shall be subject to the vesting provisions set forth in SECTIONS 2(c) AND (d) below.

                  (b) SECTION 83(b) ELECTION. Within 30 days after an Employee Investor receives a grant of Class C Units from the Company, such Employee Investor shall make an effective election with the Internal Revenue Service under Section 83(b) of the Code in the form of ANNEX A attached hereto. The parties to this Agreement agree that the Class C Units have a fair market value of zero as of the date hereof and will be treated as such by the Company for tax reporting purposes.

                  (c)    TIME VESTING CLASS C UNITS.

                         (i)   Except as otherwise provided in this
         SECTION 2(c), fifty percent (50%) of each Employee Investor's Class C Units (the "TIME VESTING CLASS C UNITS") will vest in accordance with the following schedule, if as of each such date, such Employee Investor is and has continued to be employed by the Company or any of its
         Subsidiaries:

                                                    Cumulative Percentage of
                                                   Time Vesting Class C Units
                            Vesting Date                 That Shall Vest
                  ------------------------------  ----------------------------
                         December 31, 2005                     20%
                         December 31, 2006                     40%
                         December 31, 2007                     60%
                         December 31, 2008                     80%
                         December 31, 2009                    100%

         Notwithstanding the foregoing schedule, if an Employee Investor is at least 60 years old as of December 31, 2004, the vesting schedule for such Employee Investor shall be accelerated on a proportionate basis so that under such schedule 100% of the Class C Units are to vest on the Vesting Date that occurs while such Employee Investor is 65 years old; provided, however, that such schedule shall never have fewer than two Vesting Dates even if that causes such Employee Investor to not have 100% of the Class C Units vested until after age 65. For example, if an Employee Investor is 63 years old as of December 31, 2004, the vesting schedule will provide for 50% cumulative vesting on December 31, 2005 and 100% cumulative vesting on December 31, 2006 and the same vesting schedule would apply if such Employee Investor were 64 years old as of December 31, 2004.

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                         (ii)  Time Vesting Class C Units which have become
         vested, together with the Performance Vesting Class C Units which become vested as set forth below, are referred to herein as "VESTED CLASS C UNITS" (and, along with Vested Class B Units are included within the meaning of the term "VESTED UNITS") and all other Time Vesting Class C Units, together with all other Performance Vesting Class C Units, are referred to herein as "UNVESTED CLASS C UNITS" (and, along with Unvested Class B Units are included within the meaning of the term "UNVESTED UNITS"). If any Employee Investor ceases to be employed by the Company or any of its Subsidiaries prior to December 31, 2009 on any date other than a Vesting Date set forth above, the cumulative percentage of such Employee Investor's Time Vesting Class C Units to become vested shall be determined on a pro rata basis according to the number of days elapsed since the immediately preceding Vesting Date. However, there shall be no vesting of Class C Units prior to the first Vesting Date (December 31, 2005) except pursuant to SECTIONS 2(c) (iii) AND (iv) AND SECTION 2(d) and except that there shall be daily pro rate vesting in the event of a Put Event under
         SECTION 4(f)(ii).

                         (iii) Upon the occurrence of a Sale of the Company, all Time Vesting Class C Units which have not yet become vested shall become vested at the time of such event; provided that in the event of a Sale of the Company, as a condition to any Employee Investor's Time Vesting Class C Units becoming immediately vested upon such event, such Employee Investor shall, if requested by the New Employer and for no additional consideration therefor, agree that, so long as such Employee Investor receives a Comparable Offer prior to the Sale of the Company, such Employee Investor shall accept such offer and shall not voluntarily resign prior to the date designated by the New Employer (which may not be more than 6 months after the Sale of the Company) absent a breach of the Comparable Offer by such New Employer.

                         (iv) In the event of termination of an Employee Investor's employment due to the death or Permanent Disability of such Employee Investor, there will time vest the amount of Time Vesting Class C Units which were scheduled to time vest within the 365 days following such termination. For purposes of this Agreement, the determination of any Employee Investor's Permanent Disability shall be made in good faith by the Board.

                         (v) In the event of a Public Offering, there will time vest the amount of Time Vesting Class C Units which were scheduled to time vest within the 730 days following such Public Offering.

                  (d)    PERFORMANCE VESTING CLASS C UNITS.

                         (i) Fifty percent (50%) of each Employee Investor's Class C Units (the "PERFORMANCE VESTING CLASS C UNITS") will vest on the earlier to occur of (a) a Sale of the Company, (b) December 31, 2009 or (c) for any Employee Investor who is at least 60 years old as of December 31, 2004, the December 31 closest to the date on which such Employee Investor's Time Vesting Class C Units become 100% vested (the earliest of such three dates, the "DETERMINATION DATE") in accordance with the following schedule based on the IRR for the Class B Units as determined in accordance with clause (iii) below, if as of the Determination Date, such Employee Investor is and has continued to be employed by the Company or any of its Subsidiaries:

                                                   PERCENT OF PERFORMANCE VESTING
                               IRR                    CLASS C UNITS THAT VEST
                 -------------------------------  --------------------------------
                          Less than 15%                          0

                  15% through and including 25%      0 to 100% determined on a
                                                      straight line basis such
                                                         that, for example,

                                                        15% IRR = 0% vesting,

                                                       18% IRR = 30% vesting,

                                                       20% IRR = 50% vesting,

                                                     23% IRR - 80% vesting, and

                                                       25% IRR = 100% vesting

                           25% or More                          100%

         In addition to the foregoing, if an entire business unit (as determined by the Board in good faith) in which an Employee Investor is primarily employed is sold to an Independent Third Party but the transaction does not constitute a Sale of the Company (such a transaction a "SALE OF A DIVISION") and such an Employee Investor's employment is terminated as a result thereof, the Board shall treat the Performance Vesting Class C Units of such Employee Investor as if they were Time Vesting Class C Units and such Units shall be governed by SECTION 2(c). As such, the appropriate number of such Units will be deemed vested in accordance with the time vesting schedule and other provisions of SECTION 2(c).

                         (ii) Upon the occurrence of a Sale of the Company, as a condition to any Employee Investor's Performance Vesting Class C Units becoming vested to the extent set forth in clause (i) immediately above, such Employee Investor shall, if requested by the purchaser of the Company and for no additional consideration therefor, agree that, so long as such Employee Investor receives a Comparable Offer of employment from the New Employer, such Employee Investor shall accept such offer and shall not voluntarily resign prior to the date designated by the New Employer (which may not be more than 6 months after the Sale of the Company) absent a breach of such Comparable Offer by such New Employer.

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                         (iii) The "IRR" shall be determined by the Board as of
         the Determination Date in accordance with this clause (iii). The IRR will be the annual interest rate (compounded quarterly and expressed as a percentage) which, when used to calculate the net present value as of the Determination Date of all Cash Inflows and all of the Cash Outflows causes the difference between Cash Inflows and Cash Outflows to be zero. The determination of IRR shall be made by the Board and shall be conclusive and binding on all Employee Investors absent manifest error. "CASH INFLOWS" means any (a) any cash dividends or distributions to the Investors in respect of the Class B Units on or prior to the Determination Date; (b) the net consideration paid for any Class B Units sold by the Investors on or prior to the Determination Date, provided that in the event any such consideration is deferred, contingent or not in the form of cash, the value thereof shall be adjusted to reflect the deferral, contingency or form, as the case may be; and (c) the IRR Fair Value (as determined below) of any Class B Units that continue to be held by the Investors on the Determination Date. No management, closing, advisory or any other fee paid or payable to any of the Investors shall be included in the calculation of Cash Inflows. "CASH OUTFLOWS" means (x) the Investors' investment in Class B Units and (y) any other costs of or payments made by the Investors in respect of their investment in Class B Units, except that it shall not include any closing, advisory or other similar fee paid or payable by the Investors in connection with the Investors' investment in Class B Units.

                         (iv) The Board shall provide to any Employee Investor, within 30 days of such Employee Investor's written request, a reasonably detailed description of the calculations and values employed in determining the IRR Fair Value, IRR, Cash Inflows, Cash Outflows, EBITDA and Indebtedness. The Board shall also provide to such Employee Investor copies of or access to all related underlying financial statements and accounting and business records subject to such Employee Investor agreeing to appropriate confidentiality restrictions.

                         (v) If the Class B Units are publicly traded, the "IRR FAIR VALUE" will be equal to the Fair Market Value of the Class B Units. If the Class B Units are not publicly traded but the Company's sole asset is an interest in a publicly traded security (or an indirect interest in such a security through the ownership of other equity securities), then the "IRR Fair Value" will be equal to the aggregate Fair Market Value of such publicly traded security to the holders of Class B Units, divided by the number of Class B Units. If the Class B Units are not publicly traded and the Company has assets other than a direct or indirect interest in a publicly traded security, then the IRR Fair Value of the Class B Units will be determined as follows: (1) first, the enterprise value of the Company and its Subsidiaries will be determined by applying a 6.5x multiple to the average 12-month Consolidated EBITDA over the 36-month period ending on the month ended immediately prior to the Determination Date (or ending on the Determination Date if it is a month end); (2) second, the equity value of the Company will be determined by reducing the enterprise value by the total amount of Indebtedness of the Company and its Subsidiaries and by any equity securities of the Company or its Subsidiaries that are senior to or on parity with the Class B Units (including the common and preferred equity securities held by OfficeMax in Boise Holdings or Timber Holdings) as of the Determination Date; and (3) third, the value of a Class B Unit will be determined by dividing the equity value of the Company by the number of Units (which will be determined on a fully diluted basis, assuming full vesting of all of all Units that are or would become vested at the time of such IRR calculation).

      3.    REPRESENTATIONS AND WARRANTIES; ACKNOWLEDGMENTS.

                  (a) In connection with the purchase and sale of Employee Units, each Employee Investor represents and warrants as follows:

                         (i) Employee Units to be acquired by such Employee Investor pursuant to this Agreement shall be acquired for Employee Investor's own account and not with a view to, or intention of, distribution thereof in violation of the 1933 Act, or any applicable state securities laws, and Employee Units acquired by such Employee Investor shall not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

                         (ii) Such Employee Investor is a management employee of the Company or its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of decisions respecting the investment in the Employee Units.

                         (iii) Such Employee Investor is able to bear the economic risk of such Employee Investor's investment in Employee Units acquired hereunder for an indefinite period of time because (A) Employee Units have not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available and (B) Employee Units are subject to the contractual restrictions on transfer set forth herein.

                         (iv) Such Employee Investor has had an opportunity to ask questions of and receive answers concerning the terms and conditions of the offering of Employee Units, and has had full access to such other information concerning the Company as he or she has requested. Such Employee Investor has been advised of certain risks associated with Employee Investor's purchase of Employee Units and has had full access to such other information concerning the Company as he or she has requested. Employee Investor has reviewed, or has had an opportunity to review, the following documents: (A) the LLC Agreement as in effect on the date hereof; (B) the Offering Memorandum, dated November 29, 2004, relating to the issuance by Boise Cascade, L.L.C. and Boise Cascade Finance Corporation, each subsidiaries of the Company, of Senior Subordinated Notes due 2014 and Senior Notes due 2012; and (C) the Management PPM.

                         (v) This Agreement and the LLC Agreement constitute the legal, valid and binding obligation of such Employee Investor, enforceable in accordance with their respective terms, and the execution, delivery and performance of this Agreement and the LLC Agreement by such Employee Investor do not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which Employee Investor is a party or any judgment, order or decree to which such Employee Investor is subject.

                         (vi) Employee Investor is a resident of the state listed below Employee Investor's signature on the signature page hereto.

                         (vii) Employee Investor acknowledges that the Employee Units are being sold or granted hereunder in "compensatory circumstances" within the meaning of Rule 701 under the 1933 Act.

                  (b) As an inducement to the Company to issue Employee Units hereunder to each Employee Investor, and as a condition thereto, such Employee Investor acknowledges and agrees that:

                         (i) neither the issuance of the Employee Units hereunder to such Employee Investor nor any provision contained herein shall entitle such Employee Investor to remain in the employment of the Company or its Subsidiaries or affect the right of the Company to terminate such Employee Investor's employment at any time; and

                         (ii) the Company shall have no duty or obligation to disclose to such Employee Investor, and such Employee Investor shall have no right to be advised of, any material information regarding the Company and its Subsidiaries at any time prior to, upon or in connection with the repurchase of Employee Units upon the termination of such Employee Investor's employment with the Company and its Subsidiaries, the transfer of Employee Units pursuant to this Agreement, the vesting of Employee Units hereunder or in connection with any other action taken as provided hereunder, subject to the provisions in SECTION 2(d)(iv) above.

      4.    REPURCHASE OPTION.

                  (a) REPURCHASE OPTION. If an Employee Investor ceases to be employed by the Company or any of its Subsidiaries for any reason (such Employee Investor's "TERMINATION"), such Employee Investor's Employee Units (whether held by such Employee Investor or one or more of his or her transferees) shall be subject to repurchase by the Company and the Investors pursuant to the terms and conditions of this SECTION 4 (the "REPURCHASE OPTION").

                  (b) PURCHASE PRICE. In the case of any Termination other than a Termination for Cause, (i) the repurchase price for all Vested Units will be the Fair Market Value thereof as of the date of Termination, (ii) the repurchase price for all Unvested Class B Units will be the Original Cost thereof and (iii) with regard to the Unvested Class C Units, no repurchase price shall be payable and the Unvested Class C Units shall be deemed forfeited for no consideration immediately upon such Termination without any further action required on the part of the Company, the Investors or the applicable Employee Investor. In the case of a Termination for Cause, the repurchase price to be paid for all Class B Units (whether or not vested) will be the lesser of Fair Market Value thereof as of the date of Termination and the Original Cost thereof and all Class C Units will be forfeited in the manner described above as if they were all Unvested Class C Units.

                  (c) OPTION EXERCISE PROCEDURES. The Company may elect to purchase all or any portion of such Employee Investor's Employee Units by delivering written notice (the "REPURCHASE NOTICE") to the holder or holders of such Employee Units within 90 days after such Employee Investor's Termination. The Repurchase Notice shall set forth the number of Unvested Units and Vested Units to be acquired from each holder of such Employee Investor's Employee Units, the aggregate consideration to be paid for such Employee Units and the time and place for the closing of the transaction. The number of Employee Units to be repurchased by the Company shall first be satisfied to the extent possible from the Employee Units held by such Employee Investor at the time of delivery of the Repurchase Notice. If the number of Employee Units then held by such Employee Investor is less than the total number of Employee Units the Company has elected to purchase, the Company shall purchase the remaining Employee Units elected to be purchased from the other holder(s) of such Employee Investor's Employee Units under this Agreement, pro rata according to the number of such Employee Investor's Employee Units held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as close as practicable to the nearest whole units). The number of Unvested Units and Vested Units to be repurchased hereunder shall be allocated among such Employee Investor and the other holders of such Employee Investor's Employee Units (if any) pro rata according to the number of such Employee Investor's Employee Units to be purchased from such persons in accordance with the preceding sentence.

                  (d) INVESTORS' RIGHT TO EXERCISE OPTION. If for any reason following an Employee Investor's Termination, the Company does not elect to purchase, or is not immediately able to purchase due to the restrictions described in SECTION 5(h) below, all of such Employee Investor's Employee Units pursuant to the Repurchase Option, the Investors shall be entitled to exercise the Repurchase Option for the Employee Units the Company has not elected to purchase in accordance with SECTION 4(c) (the "AVAILABLE UNITS"). As soon as practicable after the Company has determined that there will be Available Units, but in any event within 45 days after such Employee Investor's Termination, the Company shall give written notice (the "REPURCHASE OPTION NOTICE") to the Investors setting forth the number of Available Units and the purchase price for the Available Units. The Investors may elect to purchase any or all of the Available Units by giving written notice to the Company within 35 days after the Repurchase Option Notice has been given by the Company. If the Investors elect to purchase an aggregate number of Employee Units greater than the number of Available Units, the Available Units shall be allocated among the Investors based upon the number of Employee Units requested to be purchased by each Investor. As soon as practicable, and in any event within ten days after the expiration of the 35-day period set forth above, the Company shall notify each holder of Employee Units as to the number of Employee Units being purchased from such holder hereunder by the Investors (the "SUPPLEMENTAL REPURCHASE NOTICE"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Employee Units, the Company shall also deliver written notice to the Investors setting forth the number of shares each of the Investors is entitled to purchase from each such holder, the aggregate purchase price and the time and place of the closing of the transaction. The number of Unvested Shares and Vested Shares to

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be repurchased under SECTION 4(c) and this SECTION 4(d) shall be allocated among the Company and the Investors pro rata according to the number of shares of Employee Units to be purchased by each of them in accordance with the preceding sentence.

                  (e) OPTION CLOSING. The closing of the purchase and sale of the Employee Units pursuant to the Repurchase Option as to either the Company or the Investors shall take place on the date designated by the Company in the Repurchase Notice, which date shall not be more than 60 days nor less than five days after the delivery of such notice. The Investors shall pay for the Employee Units to be purchased by them pursuant to the Repurchase Option by delivery to the holders of such Employee Units of a check or wire transfer of funds in the aggregate amount of the purchase price for such Employee Units. Subject to
SECTION 4(f), the Company shall pay for the Employee Units to be purchased by it pursuant to the Repurchase Option (i) by delivery to the holders of such Employee Units of a check or wire transfer of funds in the aggregate amount of the purchase price for such Employee Units or (ii) if any portion of purchase price for such Employee Units was paid with the proceeds of an accelerated payment under the Boise Cascade Corporation 2004 Retention Bonus Plan (effective July 9, 2004) (the "2004 RETENTION PLAN") and the Company determines that the Employee Investor to whom such Employee Units were issued would not have been entitled to receive the bonus under the 2004 Retention Plan as a result of such Employee Investor's Termination, then by delivery to OfficeMax of a check or wire transfer of funds in an amount equal to the lesser of (x) the purchase price for such Employee Units or (y) the amount of such accelerated payment. If such purchase price exceeds the amount of such accelerated payment, the Company shall pay the excess by delivery of a check or wire transfer of funds to the holders of such Employee Units subject to SECTION 4(f). In addition, the Company may pay the purchase price for such Employee Units by offsetting any then existing documented bona fide monetary debts owed by Employee Investor to the Company or guaranteed by the Company on behalf of Employee Investor and any payments received by Employee Investor hereunder shall be applied first to repayment of any such debts of Employee Investor (or his or her affiliates or family members) to the Company or for which the Company may be responsible. The purchasers of Employee Units hereunder shall be entitled to receive customary representations and warranties from the sellers regarding such sale of Employee Units (including representations and warranties regarding good title to such Employee Units, free and clear of any liens or encumbrances).

                  (f) RIGHTS OF EMPLOYEE INVESTORS TO FORCE OPTION EXERCISE. If any Employee Investor's Termination is a result of (i) such Employee Investor's death or Permanent Disability, (ii) a Sale of a Division applicable to such Employee Investor (iii) a termination by the Company without Cause in connection with a reduction in force within 180 days of the date hereof or (iv) otherwise occurs within 90 days after the date hereof other than for Cause (the events described in (i) through (iv), "PUT EVENTS"), such Employee Investor (or his or her estate, guardian or other legal representative in the case of death or Permanent Disability) shall have the right to require the Company (but not the Investors) to exercise the Repurchase Option on the terms of this SECTION 4 and subject to all limitations and conditions hereof.

                  (g) TERMINATION OF OPTION. The right of the Company and the Investors to repurchase Vested Units pursuant to this SECTION 4 shall terminate upon the first to occur of a

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Sale of the Company or a Public Offering but such right shall continue with respect to Unvested Class C Units after any such occurrence until and unless they become Vested Units.

                  (h) IMPACT OF CERTAIN PAYMENT RESTRICTIONS. Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Employee Units by the Company (including the payments to be made to OfficeMax) shall be subject to applicable restrictions contained in the Company's and its Subsidiaries' debt and equity financing agreements or contained in applicable law. If any such restrictions prohibit the repurchase of Employee Units hereunder which the Company is otherwise entitled or required to make, the time periods provided in this SECTION 4 shall be suspended, and the Company shall make such repurchases as soon as it is permitted to do so under such restrictions; provided, however, that if the Company is permitted under such restrictions to do so, in lieu of a cash purchase price for the repurchase of the applicable Employee Units, the Company shall issue a promissory note as such purchase price for such Employee Units, which promissory note shall (i) be subordinate to all other debt of the Company, (ii) be payable in full on the earliest of (x) the consummation of a Sale of the Company, (y) the third anniversary of the closing of such purchase and (z) the date on which the Company is no longer subject to the restrictions prohibiting a cash payment for the purchase of such Employee Units; and (iii) bear interest (payable on maturity) at a rate per annum of 7% simple interest.

      5.    RESTRICTIONS ON TRANSFER.

                  (a) TRANSFER OF EMPLOYEE UNITS. Employee Investor shall not sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) (a "TRANSFER") any interest in any Employee Units, except pursuant to the provisions of SECTIONS 4 AND 7 hereof or this SECTION 5.

                  (b) FAMILY GROUP TRANSFERS. The restrictions contained in this SECTION 5 shall not apply with respect to Transfers of Employee Units (A) pursuant to applicable laws of descent and distribution or (B) among an Employee Investor's Family Group (as defined below); PROVIDED that the restrictions contained in this Section shall continue to be applicable to the Employee Units after any such Transfer, the transferees of such Employee Units shall have agreed in writing to be bound by the provisions of this Agreement with respect to the Employee Units so transferred, and (prior to the death of such Employee Investor) each such transferee of Employee Units shall have entered into proxies and other agreements satisfactory to the holders of a majority of the Class B Units pursuant to which such Employee Investor shall have the sole right to vote such Employee Units for all purposes (subject to any applicable voting agreements set forth herein). For purposes of this Agreement, "FAMILY GROUP" with regard to any Employee Investor means (i) such Employee Investor's spouse, siblings and descendants (whether natural or adopted) and any of such descendants' spouses; (ii) any trust which at the time of such Transfer and at all times thereafter is and remains solely for the benefit of such Employee Investor and/or the Persons described in clause (i) and/or the Persons described in clause (iii); and (iii) any family limited partnership, limited liability company, Subchapter S corporation, or other tax flow-through entity, the partners, members or other equity owners of which at the time of such Transfer and at all times thereafter consist solely of such Employee Investor and/or the

Persons described in clause (i) and/or the trusts described in clause (ii) and/or any other Person described in this clause (iii).

                  (c) PARTICIPATION RIGHTS. At least 30 days prior to any sale by the Investors of Class B Units (other than in a Public Sale, any non-arm's length Transfer to any Investor's members or affiliates or their members, partners, shareholders or affiliates or any Excluded Transfer), the Investors shall deliver written notice (the "SALE NOTICE") to each Employee Investor specifying in reasonable detail the identity of the prospective transferee(s), the number of Class B Units to be sold and the terms and conditions of the proposed Transfer. Each Employee Investor may elect to participate in the contemplated Transfer at the same price per Unit and on the same terms by delivering written notice to the Investors within 30 days after delivery of the Sale Notice; it being understood, however, that the price to be paid for any Class C Unit included in such Transfer shall take into account the different distribution rights of the Class C Units and Class B Units. If any Employee Investor has elected to participate in such Transfer, each of the Investors and each such Employee Investor shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of Employee Units equal to the product of (i) the quotient determined by dividing the percentage of Units owned by the Investors or such Employee Investor, as the case may be, by the aggregate percentage of Units collectively owned by the Investors and such Employee Investors participating in such Transfer and (ii) the aggregate number of Units to be sold in the contemplated Transfer.

                  FOR EXAMPLE, if the Sale Notice contemplated a sale of 100 Units, and if the Investors at such time owns 40% of all Units and if only one Employee Investor who elects to participate owns 2% of all Units elects to participate in the contemplated sale, the Investors would be entitled to sell 95 Units ((40% DIVIDED BY 42%) x 100 units) and the Employee Investor would be entitled to sell 5 Units ((2% DIVIDED BY 42%) x 100 units).

                  The Investors shall use best efforts to obtain the agreement of the prospective transferee(s) to the participation of Employee Investors in any contemplated sale of Units in accordance with this SECTION 5(c). Each person transferring Units pursuant to this SECTION 5(c) shall pay its pro rata share (based on the number of Units to be sold) of the expenses incurred by the persons transferring units in connection with such Transfer and shall be obligated to join in any indemnification or other obligations that the Investors agree to provide in connection with such Transfer (other than any such obligations that relate specifically to another Person such as indemnification with respect to representations and warranties given by such other Person regarding such other Person's title to and ownership of Units). The term "EXCLUDED TRANSFER" means any Transfer of Units by one or more Investors prior to the expiration of the six-month period beginning on date hereof at a per Unit price which does not exceed the per Unit price paid by such Investors (excluding any interest for the carrying cost of such Units) so long as (i) the aggregate amount paid in all such Transfers does not exceed $66 million during such period and (ii) each such Transfer is to a Person that is a private equity fund, investment banking fund or Affiliate of any of the foregoing.

                  (d) TERMINATION OF RESTRICTIONS. The restrictions on Transfer of Employee Units set forth in this SECTION 5 shall continue with respect to each Employee Investor Unit following any Transfer thereof. Notwithstanding the aforementioned continuation, the restrictions on transfer of Vested Units will terminate upon the occurrence of a Sale of the Company or a Public Offering but such restrictions shall continue with respect to Unvested Class C Units after any such occurrence until and unless they become Vested Units.

      6.    ADDITIONAL RESTRICTIONS ON TRANSFER.

                  (a) In addition to the foregoing restrictions, the Employee Units issued or granted to Employee Investors will not be registered under the 1933 Act or any applicable state securities laws. As a result, such Employee Units are "restricted securities" and may not be transferred without compliance with all applicable federal or state securities laws.

                  (b) Each holder of Employee Units agrees not to effect any public sale or distribution of any Employee Units or other equity securities of the Company, or any securities convertible into or exchangeable or exercisable for any of the Company's equity securities, during the seven days prior to and the 180 days after the effectiveness of any underwritten public offering, except as part of such underwritten public offering or if otherwise permitted by the Company.

      7.    SALE OF THE COMPANY.

                  (a) If the Board and the holders of a majority of the Class B Units approve a Sale of the Company (an "APPROVED SALE"), then, subject to
SECTION 7(b) hereof, the holders of Employee Units shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of Units, the holders of Employee Units shall agree to sell their Employee Units on the terms and conditions approved by the Board and the holders of a majority of the Class B Units. The holders of Employee Units shall take all necessary and desirable actions with respect to such Employee Units in connection with the consummation of the Approved Sale, except that the provisions of this SECTION 7(a) shall not be construed to require such holders to take actions which would adversely affect the rights of such holders with respect to such Employee Units unless the holders of a majority of the Class B Units also take such action with respect to the Class B Units held by such majority holders.

                  (b) The obligations of holders of Employee Units with respect to the Approved Sale are subject to the conditions that (i) in connection with the Approved Sale all holders of the any class of Units shall receive the same form and amount of consideration per Unit in such class and
(ii) if any holders of any class of Units are given an option as to the form and amount of consideration to be received, all holders of such class of Units shall be given the same option with respect to such Units.

                  (c) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Employee

Units shall, at the request of the Company, appoint a "purchaser representative" (as such term is defined in Rule 501) reasonably acceptable to the Company, and the Company shall pay the fees of such purchaser representative.

                  (d) Employee Investors and the other holders of Employee Units (if any) shall bear their pro rata share (based upon the number of Units sold) of the costs of any sale of Employee Units pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of the Units and are not otherwise paid by the Company or the acquiring party. Costs incurred by Employee Investors and the other holders of Employee Units on their own behalf shall not be considered costs of the transaction hereunder.

         8. VOTING AGREEMENT. Prior to a Public Offering or a Sale of the Company, so long as the Investors and their affiliates and co-investors continue to own a majority of the Class B Units, each of the Employee Investors will vote all of its Company securities (and, in the event such holder is entitled to vote any of the Company's other securities for the election of directors, such holder shall vote all such securities) as directed by the Investors, including in connection with the appointment of members to the Board except that the provisions of this SECTION 8 shall not be construed to require an Employee Investor to vote in a manner which would adversely affect the rights of such Employee Investor with respect to such securities unless the holders of a majority of the Class B Units also vote in the same manner with respect to the Class B Units held by such majority holders. In addition, each holder shall not vote his or her Employee Units (or such other securities) in connection with the removal of any of the Investors' designees as a director unless and until the Investors direct such holder how to vote on such removal.

         9.       DEFINITIONS.

                  (a) "1933 ACT" means the Securities Act of 1933, as amended from time to time.

                  (b) "CAUSE" means (i) an Employee Investor's theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or its Subsidiaries, perpetration or attempted perpetration of fraud, or participation in a fraud or attempted fraud, on the Company or its Subsidiaries or unauthorized appropriation of, or attempt to misappropriate, any tangible or intangible assets or property of the Company or its Subsidiaries, (ii) any act or acts of disloyalty, misconduct or moral turpitude by an Employee Investor materially injurious to the interest, property, operations, business or reputation of the Company or its Subsidiaries or conviction (or a plea of guilty or nolo contendre) of an Employee Investor of a crime the commission of which results in injury to the Company or its Subsidiaries or (iii) an Employee Investor's insubordination as evidenced by a substantial and repeated failure to carry out actions reasonably required by the Board or by such Employee Investor's immediate supervisor.

                  (c) "CODE" means the Internal Revenue Code of 1986 and the regulations promulgated thereunder, as it may be amended from time to time.

                  (d) "CONSOLIDATED EBITDA" means, for any period, the sum of Consolidated Net Income for such period, plus the following, without duplication, to the extent deducted in calculating such Consolidated Net Income:

                  (a) all income tax expense of the Holding Companies, the Borrowers and the Subsidiaries, on a combined consolidated basis;

                  (b) all interest expense of the Holding Companies, the Borrowers and the Subsidiaries, on a combined consolidated basis;

                  (c) depreciation, depletion and amortization expense of the Holding Companies, the Borrowers and the Subsidiaries, on a combined consolidated basis (in each case excluding amortization expense attributable to a prepaid item that was paid in cash in a prior period);

                  (d) any management fees paid to Madison Dearborn in such period, not to exceed $2,000,000 for any consecutive four quarter period;

                  (e) any non-recurring costs and expenses incurred in connection with the Acquisition, including non-recurring costs and expenses incurred in connection with the Financing Transactions (other than the Installment Note Financing) and severance costs, facility closure and related restructuring costs incurred within 18 months of the Effective Date, in an aggregate amount for all periods not to exceed $25,000,000;

                  (f) any non-recurring costs and expenses related to (i) any public or private offering of Equity Interests of BC Holdings, Timber Holdings or the BC Borrower, (ii) any investment or acquisition permitted by Section 6.04 of the Credit Agreement or (iii) recapitalizations or Indebtedness permitted by Section 6.01 of the Credit Agreement; and

                  (g)(i) all other non-cash charges of the Holding Companies, the Borrowers and the Subsidiaries, on a combined consolidated basis (in each case excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period) less (ii) all non-cash items of income of the Holding Companies, the Borrowers and the Subsidiaries, on a combined consolidated basis (in each case other than accruals of revenue in the ordinary course of business and other than reversals (to the extent made without any payment in cash) of reserves previously excluded from clause (g)(i)), in each case for such period. Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation, amortization and depletion and non-cash charges of, a Subsidiary shall be added to Consolidated Net Income to compute Consolidated EBITDA only to the extent (and in the same proportion, including by reason of minority interests) that the net income or loss of such Subsidiary was included in calculating Consolidated Net Income for any purpose and, with respect to a Subsidiary that is not a Subsidiary Loan Party, only if a corresponding amount would be permitted at the date of determination to be dividended to a Loan Party by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Subsidiary or its stockholders. Solely for purposes of this Agreement, if during any period (each, a "REFERENCE PERIOD") (or, in the case of PRO FORMA calculations, during the period from the last day of such Reference Period to and including the date as of which such calculation is made) either of the Borrowers or any Subsidiary shall have made a Material Disposition or Material Acquisition (other than the Acquisition), their Consolidated EBITDA for such Reference Period shall be calculated after giving PRO FORMA effect thereto as if such Material Disposition or Material Acquisition occurred on the first day of such Reference Period; PROVIDED that such PRO FORMA calculations shall give effect to operating expense reductions and other cost savings only to the extent that such reductions and savings would be permitted to be reflected in a pro forma financial statement prepared in compliance with Regulation S-X. As used in this definition, "MATERIAL ACQUISITION" means any Permitted Acquisition or series of related Permitted Acquisitions that involves consideration (including any non-cash consideration) with a fair market value in excess of $20,000,000; and "MATERIAL DISPOSITION" means any disposition of property or series of related dispositions of property or assets (including the Equity Interests of a Subsidiary) that involves consideration (including any non-cash consideration) with a fair market value in excess of $20,000,000.

         For purposes of this Agreement, Consolidated EBITDA for any Reference Period that includes any period of time prior to the Acquisition shall be calculated after giving PRO FORMA effect for such period to the Acquisition and the other categories of adjustments to "EBITDA" used to calculate pro forma "Adjusted EBITDA" as set forth in footnote 7 under the section of the Offering Memorandum entitled "Offering memorandum summary--Summary historical and pro forma condensed combined financial data" (without duplication of amounts otherwise included in the calculation of "EBITDA" as presented in the Offering Memorandum), it being understood that, with respect to the adjustment related to the Additional Consideration Agreement, the adjustment shall be for a deemed one-time receipt by the BC Borrower of $40,233,000 pursuant to such agreement during the relevant Reference Period until such time as such Reference Period includes an actual payment or receipt pursuant to such agreement, at which point such actual payment or receipt shall be used in place of such deemed receipt.

         Terms used in this definition which are defined in the Credit Agreement shall have the meanings set forth in the Credit Agreement unless otherwise defined in this Agreement.

                  (e) "CREDIT AGREEMENT" means that certain Credit Agreement dated as of October 29, 2004 among Boise Cascade Holdings, L.L.C., Boise Land & Timber Holdings Corp., Boise Cascade, L.L.C., Boise Land & Timber Corp., the lenders party thereto and JPMorgan Chase Bank, as Administrative Agent, as in effect on the date hereof.

                  (f) "EMPLOYEE UNITS" shall have the meaning set forth in the preamble to this Agreement. Employee Units shall continue to be Employee Units in the hands of any holder other than Employee Investor (except for the Company, the Investors and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Employee Units shall succeed to all rights and obligations attributable to Employee Investor as a holder of Employee Units hereunder. All Unvested Units shall remain Employee Units after any Transfer thereof.

                  (g) "FAIR MARKET VALUE" of any security means the average of the closing prices of the sales of such security on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time a security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value of the Class B Units shall be the IRR Fair Value of such Units and the Fair Market Value of the Class C Units shall be the IRR Fair Value of the Class B Units, adjusted to reflect the different distribution rights of the Class C and Class B Units.

                  (h) "INDEBTEDNESS" means of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person,
(e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable due within one year and accrued expenses, in each case incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed; PROVIDED that if recourse for such Indebtedness is limited to such property, the amount of Indebtedness arising under this clause (f) shall be limited to the lesser of (i) the outstanding principal amount thereof and (ii) the fair market value of the property subject to such Lien, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances and (i) all Receivables Financing Debt. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Terms used in this definition which are defined in the Credit Agreement shall have the meanings set forth in the Credit Agreement unless otherwise defined in this Agreement.

                  (i) "INDEPENDENT THIRD PARTY" means any person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Units on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of Units and who is not the spouse or descendent (by birth or adoption) of any such 5% owner of Units.

                  (j) "LLC AGREEMENT" means the Limited Liability Company Agreement of the Company dated as of October 29, 2004, as the same may be amended or amended and restated from time to time.

                  (k) "ORIGINAL COST" of each Class B Unit purchased hereunder shall be equal to $1.00.

                  (l) "PERSON" means an individual, a partnership, a corporation, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

                  (m) "PERMANENT DISABILITY" means any Employee Investor's inability to perform the essential duties, responsibilities and functions of his or her position with the Company and its Subsidiaries for six (6) consecutive months as a result of any mental or physical disability or incapacity even with reasonable accommodations of such disability or incapacity provided by the Company and its Subsidiaries or if providing such accommodations would be unreasonable, all as determined by the Board in its reasonable good faith judgment; provided, however, that the Company shall provide 30 days notice of termination due to Permanent Disability where such termination shall be effective if such Employee Investor does not return to full-time active employment within such 30-day period. Such Employee Investor shall cooperate in all respects with the Company if a question arises as to whether he or she has become disabled (including, without limitation, submitting to an examination by a medical doctor or other health care specialists selected by the Company and authorizing such medical doctor or such other health care specialist to discuss such Employee Investor's condition with the Company).

                  (n) "PUBLIC OFFERING" means the sale, in an underwritten public offering registered under the 1933 Act, of the Company's Units.

                  (o) "PUBLIC SALE" means any sale pursuant to a registered public offering under the 1933 Act or any sale to the public pursuant to Rule 144 promulgated under the 1933 Act effected through a broker, dealer or market maker.

                  (p) "SALE OF THE COMPANY" means the sale of the Company to an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) Units of the Company possessing the voting power to elect a majority of the Board (whether by merger, consolidation or sale or transfer of Units) or (ii) all or substantially all of the Company's assets determined on a consolidated basis by the Board.

                  (q) "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any

Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director in the case of a limited liability company, general partner in the case of a limited partnership, or similar controlling Person in the case of a general partnership, association or other business entity.

         10. DISPUTE RESOLUTION. Any determinations that are necessary and advisable hereunder shall initially be made by the Board, in good faith. To the extent that any Employee Investor disputes any such determination, such determination shall be reviewed, DE NOVO, and decided upon by an arbitrator mutually acceptable to the Company and such Employee Investor, such arbitration to be held in Boise, Idaho, as the sole and exclusive remedy of either party. If no such arbitrator can be agreed upon within 10 days, each of the Company and such Employee investor shall nominate an arbitrator and together such arbitrators shall select an arbitrator to review the determination. The arbitrator shall have the authority to order expedited discovery, hearing and decision, including the ability to set outside time limits for such discovery, hearing and decision. All expenses of such arbitration shall be borne by the Company, unless the Employee Investor's claim is determined to have been without a reasonable basis, in which case each party shall bear an equal share of such expenses. The Company shall disclose to such Employee Investor any material information regarding the Company and its Subsidiaries as may reasonably be requested by the Employee Investor in connection with such a dispute, it being understood that such disclosure shall be subject to reasonable confidentiality restrictions. In the event of a dispute regarding the Fair Market Value of any Employee Units hereunder determined by the Board in connection with a repurchase by the Company or an Investor, if the Board did not use a valuation prepared by an independent appraiser in making its determination of Fair Market Value the Employee Investors shall be entitled to require the Company to engage an independent appraiser acceptable to both the Employee Investor and the Company in connection with an arbitration pursuant to this Section 10. The determination of the arbitrator shall be final and binding on the parties hereto and may be enforced by the applicable party in any court of competent jurisdiction.

         11. NOTICES. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

                  TO THE COMPANY:

                  FOREST PRODUCTS HOLDINGS, L.L.C.
                  c/o Madison Dearborn Partners, LLC
                  Three First National Plaza
                  Suite 3800
                  Chicago, IL 60602
                  Telephone: (312) 895-1000
                  Fax: (312) 895-1056

                  Attn: Samuel M. Mencoff
                        Thomas S. Souleles

                  And

                  Boise Cascade, L.L.C.
                  1111 West Jefferson Street
                  Boise ID 83728
                  Telephone: (208) 384-7704
                  Fax: (208) 384-4912
                  Attn: General Counsel

                  WITH COPIES TO:

                  KIRKLAND & ELLIS LLP
                  200 East Randolph Drive
                  Chicago, IL 60601
                  Telephone: (312) 861-2000
                  Fax: (312) 861-2200
                  Attn: Mark B. Tresnowski.

                  TO EMPLOYEE INVESTOR:

                  At the address listed below Employee Investor's signature on the signature page attached hereto.

                  TO THE INVESTORS:

                  MADISON DEARBORN PARTNERS, L.L.C.
                  Three First National Plaza
                  Suite 3800
                  Chicago, IL 60602
                  Telephone: (312) 895-1000
                  Fax: (312) 895-1056
                  Attn: Samuel M. Mencoff
                        Thomas S. Souleles

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

         12.      GENERAL PROVISIONS.

            (a) TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Employee Units in violation of any provision of this Agreement shall be void, and the

Company shall not record such Transfer on its books or treat any purported transferee of such Employee Units as the owner of such units for any purpose.

                  (b) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (c) COMPLETE AGREEMENT. Except as otherwise specifically set forth herein, this Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                  (d) COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                  (e) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Employee Investor, the Company, and their respective successors and assigns (including subsequent holders of Employee Units); provided that the rights and obligations of Employee Investor under this Agreement shall not be assignable except in connection with a permitted transfer of Employee Units hereunder.

                  (f) CHOICE OF LAW. The corporate law of the State of Delaware shall govern all questions concerning the relative rights of the Company and the Employee Investors. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by the internal law, and not the law of conflicts, of the State of Delaware.

                  (g) REMEDIES. Each of the parties to this Agreement shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

                  (h) AMENDMENT AND WAIVER. The provisions of this Agreement may be amended and waived with respect to an Employee Investor only with the prior written consent of the Company and such Employee Investor.

                  (i) BUSINESS DAYS. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company's chief executive officer's office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

                  (j) RIGHTS OF EMPLOYEE INVESTOR. Nothing in this Agreement shall interfere with or limit in any way the right of the Company to terminate an Employee Investor's employment at any time (with or without cause), nor confer upon any Employee Investor any right to continue in the employ of the Company or any of its Subsidiaries for any period or to continue his or her present (or any other) rate of compensation.

                  (k) ADJUSTMENTS. In the event of a reorganization, recapitalization, unit dividend or unit split, or combination or other change in the Units, the Board may, in order to prevent the dilution or enlargement of rights under the Units granted hereunder, make such adjustments in the number and type of Units authorized hereunder.

                  (l) DELIVERY BY FACSIMILE. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

         13. CODE SECTION 280G. Notwithstanding any provision of this Agreement to the contrary, if all or any portion of the payments or benefits received or realized by an Employee Investor pursuant to this Agreement either alone or together with other payments or benefits which Employee Investor receives or realizes or is then entitled to receive or realize from the Company or any of its affiliates would constitute an "EXCESS PARACHUTE PAYMENT" within the meaning of Section 280G of the Code and/or any corresponding and applicable state law provision, such payments or benefits provided to Employee Investor shall be reduced by reducing the amount of payments or benefits payable to Employee Investor to the extent necessary so that no portion of such payments or benefits shall be subject to the excise tax imposed by Section 4999 of the Code and any corresponding and/or applicable state law provision; provided that such reduction shall only be made if, by reason of such reduction, Employee Investor's net after tax benefit shall exceed the net after tax benefit if such reduction were not made. For purposes of this paragraph, "NET AFTER TAX BENEFIT" shall mean the sum of

(i) the total amount received or realized by Employee Investor pursuant to this Agreement that would constitute a "parachute payment" within the meaning of
Section 280G of the Code and any corresponding and applicable state law provision, plus (ii) all other payments or benefits which Employee Investor receives or realizes or is then entitled to receive or realize from the Company and any of its affiliates that would constitute a "parachute payment" within the meaning of Section 280G of the Code and any corresponding and applicable state law provision, less (iii) the amount of federal or state income taxes payable with respect to the payments or benefits described in (i) and (ii) above calculated at the maximum marginal individual income tax rate for each year in which payments or benefits shall be realized by Employee Investor (based upon the rate in effect for such year as set forth in the Code at the time of the first receipt or realization of the foregoing), less (iv) the amount of excise taxes imposed with respect to the payments or benefits described in (i) and (ii) above by Section 4999 of the Code and any corresponding and applicable state law provision. Notwithstanding any other agreements or arrangements to the contrary (including without limitation those entered into in connection with the 2004 Retention Plan), this SECTION 13 sets forth the Employee Investors' sole and exclusive rights with regard to the Company and its Subsidiaries relating to the potential tax treatment under Section 280G and Section 4999 of the Code and any corresponding state law provisions of any payments or benefits realized by an Employee Investor under this Agreement.

                  [ALTERNATIVE PROVISION FOR EMPLOYEE INVESTORS WHO HAVE A SEVERANCE AGREEMENT WITH A GROSS UP PROVISION: If all or any portion of the payments or benefits received or realized by an Employee Investor pursuant to this Agreement (including any acceleration of vesting benefits) would constitute an "excess parachute payment" within the meaning of Section 280G of the Code and/or any corresponding and applicable state law provision, then, notwithstanding the provisions of employment agreement, change in control severance agreement or any other agreement of such Employee Investor (a "SEVERANCE AGREEMENT"), such payments and benefits payable to the Employee Investor hereunder (including any acceleration of vesting benefits) shall not be subject to the provisions of such Severance Agreement which require the Company to "gross-up" the Employee Investor to the extent necessary to put the Employee Investor in the same after tax position which he would have been in had no excise tax been imposed on payments to the Employee Investor pursuant to Section 4999 of the Code and any corresponding and/or applicable state law provision. For purposes of determining the application of the preceding sentence, the amount of any excess parachute payment that is attributable to this Agreement shall bear the same proportion to the total amount of excess parachute payments received by the Executive as the amount of "parachute payments" (within the meaning of Section 280G of the Code) received pursuant to this Agreement bears to the total amount of parachute payments received by the Employee Investor. The parties hereto acknowledge that, except as set forth in above, the provisions of this Section 10 shall not be construed to limit the Employee Investor's rights with respect to his Severance Agreement.]

         14. PUBLIC OFFERING. If the Board approves a Public Offering or an underwritten public offering under the 1933 Act of any Subsidiary of the Company, each Employee Investor shall take all necessary or desirable actions wit respect to the Employee Units in connection with the consummation of the Public Offering as requested by the Company. In the event that the managing underwriters advise the Company in writing that in their opinion the capital structure would adversely affect the marketability of the offering, each Employee Investor shall consent to and vote for a recapitalization, reorganization and/or exchange of the Units into securities that the managing underwriters and the Board find acceptable, and each Employee Investor shall take all necessary or desirable actions with respect to the Employee Units in connection with the consummation of the recapitalization, reorganization and/or exchange as requested by the Company. In any such case, the securities exchanged for or issued in respect of the Employee Units shall be subject to all of the terms and conditions of this Agreement as if they were Employee Units. The provisions of this SECTION 14 shall not be construed to require an Employee investor to take any action which would adversely affect the rights of such Employee Investor with respect to the Employee Investor's Employee Units unless the holders of a majority of the Class B Units also take such action with respect to the Class B Units held by such majority holders.

                                    * * * * *

     IN WITNESS WHEREOF, this Management Equity Agreement has been executed as of the date first written above.


                                   Forest Products Holdings, L.L.C.


                                   By:   Tom Carlile
                                      --------------------------------

                                   Its:  Chief Financial Officer
                                       -------------------------------

NAME:  Stanley R Bell

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         185000            197000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         370000            770000
------------------------------                                 ---------------   ---------------

                                 / / 75%                         555000            1344000
------------------------------                                 ---------------   ---------------

/s/ Stanley  Bell                /X/ 100%                        740000            1917000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        392228            839000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2171 S Pebblecreek Ln  Boise, ID 83706

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Tom E Carlile

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         212500            226000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         425000            950000
------------------------------                                 ---------------   ---------------

                                 / / 75%                         637500            1673000
------------------------------                                 ---------------   ---------------

/s/ Tom E. Carlile               /X/ 100%                        850000            2396000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        317375            583000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   4341 W Quail Point Ct  Boise, ID 83703

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ Adele Pepple
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Thomas Kevin Corrick

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         50000             53000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         100000            179000
------------------------------                                 ---------------   ---------------

                                 / / 75%                         150000            305000
------------------------------                                 ---------------   ---------------

/s/ Thomas Kevin Corrick         /X/ 100%                        200000            431000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        65750             93000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   579 Sandstone Ct  Boise, ID 83702

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Samuel K Cotterell

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         56250             60000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         112500            210000
------------------------------                                 ---------------   ---------------

/s/ Samuel K Cotterell           / / 67%                         150000            310625
------------------------------                                 ---------------   ---------------

                                 / / 75%                         168750            361000
------------------------------                                 ---------------   ---------------

                                 / / 100%                        225000            511000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        49313             41000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   5832 W Drawbridge Drive  Boise, ID 83703

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Mona Joyce Cotterell
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Robert W Egan

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         62500             67000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         125000            215000
------------------------------                                 ---------------   ---------------

                                 / / 75%                         187500            363000
------------------------------                                 ---------------   ---------------

/s/ Robert Egan                  /X/ 100%                        250000            511000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        147835            269000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   PO Box 831  Boise, ID 83701

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Karen Elaine Gowland

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         56250             60000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         112500            210000
------------------------------                                 ---------------   ---------------

                                 / / 75%                         168750            361000
------------------------------                                 ---------------   ---------------

/s/ Karen Elaine Gowland         /X/ 100%                        225000            511000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        140552            285000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   913 Parkhill Court  Boise, ID 83702

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Miles Andru Hewitt

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         165000             176000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         330000             650000
------------------------------                                 ---------------   ---------------

                                 / / 75%                         495000            1124000
------------------------------                                 ---------------   ---------------

/s/ Miles Andru Hewitt           /X/ 100%                        660000            1598000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        175684             206000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2944 S Francine Place  Meridian, ID 83642

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  John W Holleran

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         250000            266000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         500000            1115000
------------------------------                                 ---------------   ---------------

                                 / / 75%                         750000            1963000
------------------------------                                 ---------------   ---------------

/s/ John W Holleran              /X/ 100%                        1000000           2812000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        556657            1307000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   505 East Braemere  Boise, ID 83702

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  George J Jendrzejewski

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         52500             56000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         105000            181000
------------------------------                                 ---------------   ---------------

                                 / / 75%                         157500            306000
------------------------------                                 ---------------   ---------------

/s/ George J Jendrzejewski       /X/ 100%                        210000            431000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        71005             100000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   12575 NW Majestic Sequoia Way  Portland, OR 97229

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Lisa M. Jendrzejewski
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Judith Lassa

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         56250             60000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         112500            184000
------------------------------                                 ---------------   ---------------

                                 / / 75%                         168750            308000
------------------------------                                 ---------------   ---------------

/s/ Judith M. Lassa              /X/ 100%                        225000            431000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        131376            225000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   6426 N Hillsboro Place  Boise, ID 83703

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ Mary C. Marcotte
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Thomas A Lovlien

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         165000            176000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         330000            650000
------------------------------                                 ---------------   ---------------

/s/ Thomas A. Lovlien            /X/ 61%                         400000            850709
------------------------------                                 ---------------   ---------------

                                 / / 75%                         495000            1124000
------------------------------                                 ---------------   ---------------

                                 / / 100%                        660000            1598000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        237081            383000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   578 Sandstone  Boise, ID 83702

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Erin D Nuxoll

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         50000             53000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         100000            206000
------------------------------                                 ---------------   ---------------

                                 / / 75%                         150000            359000
------------------------------                                 ---------------   ---------------

/s/ Erin D. Nuxoll               /X/ 100%                        200000            511000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        127029            288000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2500 N Linder Road  Eagle, ID 83616

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Randy Nuxoll
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Wayne Michael Rancourt

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         56250             60000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         112500            210000
------------------------------                                 ---------------   ---------------

                                 / / 75%                         168750            361000
------------------------------                                 ---------------   ---------------

                                 / / 100%                        225000            511000
------------------------------                                 ---------------   ---------------

/s/ Wayne Michael Rancourt       /X/ 71%                         160000            337368
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        114405            215000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   3316 South Bridgeport Lane  Boise, ID 83706

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Wendy Rancourt
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Robert W Sommer

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         52500             56000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         105000            181000
------------------------------                                 ---------------   ---------------

                                 / / 75%                         157500            306000
------------------------------                                 ---------------   ---------------

/s/ Robert W Sommer              /X/ 100%                        210000            431000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        77605             116000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1145 Ashbury Avenue  Evanston, IL 60202

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  W Thomas Stephens

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         1000000           1065000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         2000000           4438000
------------------------------                                 ---------------   ---------------

                                 / / 75%                         3000000           7810000
------------------------------                                 ---------------   ---------------

/s/ W Thomas Stephens            /X/ 100%                        4000000           11183000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        0                 0
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   3333 E Platte Ave  Greenwood Village, CO 80121

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Nick Stokes

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         56250             60000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         112500            210000
------------------------------                                 ---------------   ---------------

                                 / / 75%                         168750            361000
------------------------------                                 ---------------   ---------------

/s/ Nick Stokes                  /X/ 100%                        225000            511000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        124110            241000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2504 S Nantucket Way  Boise, ID 83706

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Robert E Strenge

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         62500             67000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         125000            188000
------------------------------                                 ---------------   ---------------

                                 / / 75%                         187500            310000
------------------------------                                 ---------------   ---------------

/s/ Robert E Strenge             /X/ 100%                        250000            431000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        147125            231000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   6800 Highway 171 South  DeRidder, LA 70634

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Robert L Tracy

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         50000             53000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         100000            206000
------------------------------                                 ---------------   ---------------

                                 / / 75%                         150000            359000
------------------------------                                 ---------------   ---------------

/s/ Robert L Tracy               /X/ 100%                        200000            511000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        49313             51000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   9009 Riverside Dr  Boise, ID 83714

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Terry W Ward

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         56250             60000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         112500            184000
------------------------------                                 ---------------   ---------------

                                 / / 75%                         168750            308000
------------------------------                                 ---------------   ---------------

/s/ Terry W. Ward                /X/ 100%                        225000            431000
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        140421            245000
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   3573 Town Rd 415  International Falls, MN 56649

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Joseph D Doyle

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

/s/ Joseph D Doyle               /X/ 100%                        89000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        40785             60840
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1778 East Monterey  Boise, ID 83706

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Linda L Alden

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

                                 / / 100%                        57000             34610
------------------------------                                 ---------------   ---------------

/s/ Linda L Alden                /X/ Retention Bonus Only        22355             13570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   No 24  1516 S Loggers Pond Place Boise, ID 83706

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Krik E Allen

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

/s/ Krik E Allen                 /X/ 75%                         51750             80670
------------------------------                                 ---------------   ---------------

                                 / / 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        43741             66210
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   471 Essex PI  Carol Stream, IL 60188

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Rhonda Allen
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Kevin Arneson

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
/s/ Kevin M. Arneson             /X/ 25%                         13000             5990
------------------------------                                 ---------------   ---------------

                                 / / 50%                         26000             11980
------------------------------                                 ---------------   ---------------

                                 / / 75%                         39000             17970
------------------------------                                 ---------------   ---------------

                                 / / 100%                        52000             23960
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   215 Shiloh Dr  Colville, WA 99114

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  James A Ashby

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ James A Ashby                /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22355             13570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   4668 N Porsche Way  Boise, ID 83713

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Ashim Kumar Banerjee

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         31250             33280
------------------------------                                 ---------------   ---------------

                                 / / 50%                         62500             90530
------------------------------                                 ---------------   ---------------

                                 / / 75%                         93750             147770
------------------------------                                 ---------------   ---------------

/s/ Ashim Kumar Banerjee         /X/ 100%                        125000            205010
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        73550             110770
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   414 Meadow Hills Drive  Richland, WA 99352

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ Anjali Banerjee
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  David Becker

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34870
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ David E Becker               /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22355             24670
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   222 Rush Creek Rd  Boise, ID 83716

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Frederic S Bimbaum

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

/s/ Frederic S Bimbaum           /X/ 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

                                 / / 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        32785             37200
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   4378 W Quail Point Court  Boise, ID 83703

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Gordan Bird

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         11750             2660
------------------------------                                 ---------------   ---------------

                                 / / 50%                         23500             5330
------------------------------                                 ---------------   ---------------

                                 / / 75%                         35250             7990
------------------------------                                 ---------------   ---------------

/s/ Gordan R. Bird               /X/ 100%                        47000             10650
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        12493             2830
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   4690 N Nystrom Place  Boise, ID 83713

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Bill J Black

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                          AMOUNT            CLASS C
/s/ Bill J Black                 /X/ 25%                         11750             2660
------------------------------                                 ---------------   ---------------

                                 / / 50%                         23500             5330
------------------------------                                 ---------------   ---------------

                                 / / 75%                         35250             7990
------------------------------                                 ---------------   ---------------

                                 / / 100%                        47000             10650
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        12787             2900
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   5038 W 144th Street  Savage, MN 55378

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   N/A
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Dawn C Blancaflor

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
/s/ Dawn C Blancaflor            /X/ 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

                                 / / 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        32875             37200
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1013 N 22nd St  Boise, ID 83702

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Glen G Blumer

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

/s/ Glen G Blumer                /X/ 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

                                 / / 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22355             13570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   4880 E Arrow Jct Drive  Boise, ID 83716

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Bjorn Bornes

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Bjorn Bornes                 /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22746             13810
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   9835 E 83rd Place S  Tulsa, OK 74133

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   NA
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Daniel B Brown

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Daniel B. Brown              /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        35275             40060
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   532 Raintree Dr  Glen Ellyn, IL 60137

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Elizabeth T. Brown
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Walter W Bruehl

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Walter W. Bruehl             /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22355             13570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   532 W Sandstone Court  Boise, ID 83702

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Monty Ames Bryant

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

/s/ Monty Ames Bryant            /X/ 75%                         46500             53430
------------------------------                                 ---------------   ---------------

                                 / / 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        32875             37200
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1511 W Deadwood St  Eagle, ID 83616

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Russell L Burns

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

/s/ Russell L Burns              /X/ 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        21947             26850
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   PO Box H  St Helens, OR 97051

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Max J Buxton

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         13000             5990
------------------------------                                 ---------------   ---------------

                                 / / 50%                         26000             11980
------------------------------                                 ---------------   ---------------

                                 / / 75%                         39000             17970
------------------------------                                 ---------------   ---------------

/s/ Max J Buxton                 /X/ 100%                        52000             23960
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   3333 East Rivernest Lane  Boise, ID 83706

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Bruce D Cartmel

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         31250             33280
------------------------------                                 ---------------   ---------------

                                 / / 50%                         62500             90530
------------------------------                                 ---------------   ---------------

                                 / / 75%                         93750             147770
------------------------------                                 ---------------   ---------------

/s/ Bruce D Cartmel              /X/ 100%                        125000            205010
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        64550             94280
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1506 Cris Court  La Grande, OR 97850

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Dale J Catt

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Dale J. Catt                 /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22355             13570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   5857 Gateway  Boise, ID 83716

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Barbara T Clemens

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

/s/ Barbara T Clemens            /X/ 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        45601             69570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   4717 SE Grand Ridge Drive  Camas, WA 98607

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Paul Clemens
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Steve Colosimo

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         11750             2660
------------------------------                                 ---------------   ---------------

                                 / / 50%                         23500             5330
------------------------------                                 ---------------   ---------------

/s/ Steve R. Colosimo            /X/ 75%                         35250             7990
------------------------------                                 ---------------   ---------------

                                 / / 100%                        47000             10650
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        12683             2870
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   One EI Dorado Court  Corrales, NM 87048

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Chris Cramer

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         10500             2000
------------------------------                                 ---------------   ---------------

                                 / / 50%                         21000             3990
------------------------------                                 ---------------   ---------------

                                 / / 75%                         31500             5990
------------------------------                                 ---------------   ---------------

  /s/ Chris Cramer               /X/ 100%                        42000             7990
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        11178             2130
------------------------------         30,822 Check            ---------------   ---------------

HOME ADDRESS:   2123 N Seven Oaks Way  Eagle, ID 83616

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Alfred F Cron

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Alfred F Cron                /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        36775             41850
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   7203 Fuller Circle  Fort Worth, TX 76133

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Dave S Crowson

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Dave S Crowson               /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        33525             37970
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1901 E Richard Rd  Sandy, UT 84093

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Kathleen A Conlan

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

/s/ Kathleen A. Conlan           /X/ 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        45601             69570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   3505 West 38th Avenue  Kennewick, WA 99337

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Dennis Joseph Cox

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Dennis Joseph Cox            /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        36775             22330
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   9412 Red Roan Court  Pasco, WA 99301

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Michael J Dobson

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         11750             2660
------------------------------                                 ---------------   ---------------

/s/ Michael J Dobson             /X/ 50%                         23500             5330
------------------------------                                 ---------------   ---------------

                                 / / 75%                         35250             7990
------------------------------                                 ---------------   ---------------

                                 / / 100%                        47000             10650
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1412 Whipoorwill Wy  Boise, ID 83709

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Curtis Dodge

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         11750             2660
------------------------------                                 ---------------   ---------------

                                 / / 50%                         23500             5330
------------------------------                                 ---------------   ---------------

                                 / / 75%                         35250             7990
------------------------------                                 ---------------   ---------------

                                 / / 100%                        47000             10650
------------------------------                                 ---------------   ---------------

/s/ Curtis Dodge                 /X/ Retention Bonus Only        13975             3170
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1311 Dilley Road  Tieton, WA 98947

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Stephen P Dolan

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Stephen P Dolan              /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        25007             15190
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   14732 NE 177th St  Woodinville, WA 98072

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Thomas A Drouin

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

/s/ Thomas A. Drouin             /X/ 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

                                 / / 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        35275             40060
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   190 Exmoor Ave  Glen Ellyn, IL 60137

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  William A Dryden

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
/s/ William A. Dryden            /X/ 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

                                 / / 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22355             13570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2889 N Mountain Rd  Boise, ID 83702

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  William Gary Dunn

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         11750             2660
------------------------------                                 ---------------   ---------------

                                 / / 50%                         23500             5330
------------------------------                                 ---------------   ---------------

                                 / / 75%                         35250             7990
------------------------------                                 ---------------   ---------------

/s/ William Gary Dunn            /X/ 100%                        47000             10650
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   11731 Dixie Rd  Central Point, OR 97502

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Steven Bernard Earley

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Steven Bernard Earley        /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22882             13890
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   3173 Town Road 8  Int'l Falls, MN 56649

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Leonard T Erickson

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

/s/ Leonard T. Erickson          /X/ 75%                         46500             53430
------------------------------                                 ---------------   ---------------

                                 / / 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        32875             37200
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   7744 W Paloma St  Boise, ID 83704

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Steve Ferguson

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         11750             2660
------------------------------                                 ---------------   ---------------

/s/ Steve Ferguson               /X/ 50%                         23500             5330
------------------------------                                 ---------------   ---------------

                                 / / 75%                         35250             7990
------------------------------                                 ---------------   ---------------

                                 / / 100%                        47000             10650
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        12493             2830
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   447 Springwood Lane  Idaho Falls, ID 83404

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Christopher G Forthaus

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
/s/ Christopher G Forthaus       /X/ 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

                                 / / 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   219 North Columbia Street  Naperville, IL 60540

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Roger Fossett

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Roger Fossett                /X/ 100%                        62000             17890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        34125             38690
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   9 Deepwoods Dr  Natick, MA 01760

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Richard D Fritzley

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Richard D. Fritzley          /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        32875             37200
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   3807 Hawthorne Dr  Boise, ID 83703

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Daniel G Fry

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
/s/ Daniel G. Fry                /X/ 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

                                 / / 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        21947             13330
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   19737 Suncrest  West Linn, OR 97068

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Steven R Fuhriman

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         11750             2660
------------------------------                                 ---------------   ---------------

/s/ Steven R. Fuhriman           /X/ 50%                         23500             5330
------------------------------                                 ---------------   ---------------

                                 / / 75%                         35250             7990
------------------------------                                 ---------------   ---------------

                                 / / 100%                        47000             10650
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1440 S Kalmia  Kettle Falls, WA 99141

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  John A. Fullerton

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         13000             5990
------------------------------                                 ---------------   ---------------

                                 / / 50%                         26000             11980
------------------------------                                 ---------------   ---------------

                                 / / 75%                         39000             17970
------------------------------                                 ---------------   ---------------

/s/ John A. Fullerton            /X/ 100%                        52000             23960
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   67131 End Road  Summerville, OR 97876

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  David G Gadda

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         41500             44200
------------------------------                                 ---------------   ---------------

                                 / / 50%                         83000             127090
------------------------------                                 ---------------   ---------------

/s/ David G. Gadda               /X/ 75%                         124500            209980
------------------------------                                 ---------------   ---------------

                                 / / 100%                        166000            292880
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        87448             135970
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   3938 N Armstrong  Boise, ID 83704

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Terry D Garrett

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Terry D. Garrett             /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22967             13950
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   20458 Marcus Rd  Riverside, CA 92508

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Jerry Claude Gaukroger

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Jerry Claude Gaukroger       /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        25007             15190
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   13916 NW 20th Court  Vancouver, WA 98685

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Rhonda S. Gaukroger
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Jack Lee Glaser

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
/s/ Jack Lee Glaser              /X/ 25%                         11750             2660
------------------------------                                 ---------------   ---------------

                                 / / 50%                         23500             5330
------------------------------                                 ---------------   ---------------

                                 / / 75%                         35250             7990
------------------------------                                 ---------------   ---------------

                                 / / 100%                        47000             10650
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   9481 E Antelope Rd  Eagle Point, OR 97524

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Thomas J Goodwin

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         11750             2660
------------------------------                                 ---------------   ---------------

                                 / / 50%                         23500             5330
------------------------------                                 ---------------   ---------------

/s/ Thomas J Goodwin             /X/ 75%                         35250             7990
------------------------------                                 ---------------   ---------------

                                 / / 100%                        47000             10650
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   6005 Coty Drive  Alexandria, LA 71303

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Jim R. Gosnell

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         13000             5990
------------------------------                                 ---------------   ---------------

                                 / / 50%                         26000             11980
------------------------------                                 ---------------   ---------------

                                 / / 75%                         39000             17970
------------------------------                                 ---------------   ---------------

                                 / / 100%                        52000             23960
------------------------------                                 ---------------   ---------------

/s/ Jim R. Gosnell               /X/ Retention Bonus Only        16783             7730
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   43685 SE Keisecker Rd  Sandy, OR 97055

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Debara A Gosnell
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Richard L Grant

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

/s/ Richard L Grant              /X/ 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        49326             76300
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   240 Huckleberry Road  Jackson, AL 36545

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Mary B. Grant
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Jerry Patrick Graves

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Jerry Patrick Graves         /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        25007             15190
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   N 4409 Simpson Rd  Otis Orchards, WA 99027

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Jeffrey S Greene

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Jeffrey S Greene             /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        25007             15190
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2850 Williams Rd  Walla Walla, WA 99363

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Kim Greene
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Joseph Kent Grote

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Joseph Kent Grote            /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        25007             15190
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   17912 SE 14th Circle  Vancouver, WA 98683

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Mary G Hanson

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Mary G. Hanson               /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        32875             37200
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   5324 S Sweetgrass Way  Boise, ID 83716

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Donald E Harrison

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Donald E Harrison            /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        32875             37200
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   826 E Denise St  Boise, ID 83706

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Jim Hart

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         11750             2660
------------------------------                                 ---------------   ---------------

                                 / / 50%                         23500             5330
------------------------------                                 ---------------   ---------------

                                 / / 75%                         35250             7990
------------------------------                                 ---------------   ---------------

/s/ James D. Hart Jr.            /X/ 100%                        47000             10650
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        12835             2910
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2900 Hamden Drive  Greensboro, NC 27405

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Leslie Loop Harvey

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

/s/ Leslie Loop Harvey           /X/ 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

                                 / / 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22355             13570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1674 N Snead Place  Eagle, ID 83616

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Susan K Hawkins

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Susan K Hawkins              /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        36775             41850
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   13215 NW 42nd Ct  Vancouver, WA 98685

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Larry R Henderson

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

/s/ Larry R Henderson            /X/ 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        40021             59490
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   855 E Pebble Beach Dr  Ashland, OR 97520

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Mike Hicks

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         13000             5990
------------------------------                                 ---------------   ---------------

/s/ Mike Hicks                   /X/ 50%                         26000             11980
------------------------------                                 ---------------   ---------------

                                 / / 75%                         39000             17970
------------------------------                                 ---------------   ---------------

                                 / / 100%                        52000             23960
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   10676 Oak Dr SE  Salem, OR 97306

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Thomas H Hogg

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Thomas H. Hogg               /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        32875             37200
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2614 Davis Street  Boise, ID 83702

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Maryann Hogg
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Thomas Edward Hoffmann

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Thomas Edward Hoffmann       /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        34460             39090
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   11679 Country Club Lane  Denver, CO 80234

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Douglas Arthur Howard

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Douglas Arthur Howard        /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        32875             37200
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1481 S Willow Lake PI  Eagle, ID 83616

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

                                 State of Idaho           )
                                                           S.S
                                 County of ADA            )
                                 On this 6th day of December in the year of [ILLEGIBLE] [ILLEGIBLE]
     PATRICIA STEPHENS           Patricia Stephens notary public personally appeared [ILLEGIBLE] D. Howard
       NOTARY PUBLIC             known or identified to me to be the person(s) whose name(s) is (are) subscribed to the [ILLEGIBLE]
      STATE OF IDAHO             instrument and acknowledged to me that he (she) (they) executed the same.

                                 S              /s/ Patricia Stephens
                                 E              ---------------------
                                 A              Notary Public
                                 L      My Commision Expires on June 19, 2009
                                                                -------------

NAME: Greg Mark Howard

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         13000             5990
------------------------------                                 ---------------   ---------------

                                 / / 50%                         26000             11980
------------------------------                                 ---------------   ---------------

                                 / / 75%                         39000             17970
------------------------------                                 ---------------   ---------------

/s/ Greg Mark Howard             /X/ 100%                        52000             23960
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   99 2nd Street  La Grande, OR 97850

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Julie Howard
                                                   -----------------------------


                                 Witness's Signature  /s/ John Howard
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: Charles R Hunter

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Charles R. Hunter            /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        36775             41850
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1802 Lake Roberts Court  Windermere, FL 34786

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Mary A Hunter
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: Bruce A Hupp

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Bruce A Hupp                 /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        23987             14570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   511 Ease Bauer Road  Naperville, IL 60563

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: Dennis R Huston

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Dennis R Huston              /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        32875             37200
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   5342 N Cattail Way  Boise, ID 83714

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: Daniel G Hutchinson

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

/s/ Daniel G Hutchinson          /X/ 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        40765             60840
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   4501 W Quail Ridge Dr  Boise, ID 83703

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: Thomas A Insko

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         28250             30090
------------------------------                                 ---------------   ---------------

                                 / / 50%                         56500             73310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         84750             116530
------------------------------                                 ---------------   ---------------

/s/ Thomas A. Insko              /X/ 100%                        113000            159750
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        55163             71260
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   601 Highway 20 E  Colville, WA 99114

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: James C Jackson

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ James C. Jackson             /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        32875             37200
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2226 East Shalimar Drive  Eagle, ID 83616

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: Sidney Denison Jarred

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

/s/ Sidney Denison Jarred        /X/ 75%                         42750             25960
------------------------------                                 ---------------   ---------------

                                 / / 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22967             13950
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   604 Appaloosa Dr  Walnut Creek, CA 94596

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Barbara M Jarred
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: Gilbert L Jones

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

/s/ Gilbert L Jones              / / 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        40765             60840
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   11057 W Highmont Dr  Boise, ID 83709

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: Kelly Read Jones

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

                                 / / 100%                        62000             71890
------------------------------                                 ---------------   ---------------

/s/ [ILLEGIBLE]                  /X/ Retention Bonus Only        35275             40060
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   530 E Benton Ave  Naperville, IL 60540

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Lawrie C. Jones
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: William J Kirtland

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ William J Kirtland           /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22355             13570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   7595 Manorwood Drive  Boise, ID 83704

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: Kevin Andrew Koertje

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

/s/ Kevin Andrew Koertje         /X/ 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        43741             66210
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   Number 4 2165 North Bell Chicago, IL 60647

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature         N/A
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: Daniel Peter Knutsen

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Daniel Peter Knutsen         /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        32875             37200
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   5107 N Capson Avenue  Boise, ID 83704

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------
                                                          [ILLEGIBLE]

                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: Lonnie G Krawl

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

/s/ Lonnie G Krawl               /X/ 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

                                 / / 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        40765             60840
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   6426 N Hillsboro Place  Boise, ID 83703

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: Scott Allen Kreps

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         11750             2660
------------------------------                                 ---------------   ---------------

/s/ Scott Allen Kreps            /X/ 50%                         23500             5330
------------------------------                                 ---------------   ---------------

                                 / / 75%                         35250             7990
------------------------------                                 ---------------   ---------------

                                 / / 100%                        47000             10650
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1846 Front Street  Anacoco, LA 71403

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: Dave Kunz

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

/s/ Dave Kunz                    /X/ 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

                                 / / 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        41571             62290
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1777 East Indian Wells Lane  Draper, UT 84020

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: Tim Kusmertz

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         13000             5990
------------------------------                                 ---------------   ---------------

/s/ Tim Kusmertz                 /X/ 50%                         26000             11980
------------------------------                                 ---------------   ---------------

                                 / / 75%                         39000             17970
------------------------------                                 ---------------   ---------------

                                 / / 100%                        52000             23960
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   HCR 1 Box 199  Milam, TX 75959

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: William E Lahmayer

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

/s/ William E. Lahmayer          /X/ 75%                         46500             53430
------------------------------                                 ---------------   ---------------

                                 / / 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   PO Box 425  Ranier, MN 56668

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Terry Lahmayer
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: Julie G Larkin

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

/s/ Julie G Larkin               /X/ 75%                         51750             80670
------------------------------                                 ---------------   ---------------

                                 / / 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        40765             60840
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   5395 N Goldie Place  Boise, ID 83703

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: James Levi Larson

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ James Levi Larson            /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        33650             38120
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   417 Shorewood Dr  Int'l Falls, MN 56649

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Sherry Larson
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME: Thomas C Lauderdale

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Thomas C Lauderdale          /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        36775             41850
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   28404 NE 24th Ave  Ridgefield, WA 98642

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ Sheila K. Damis
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

                                                        SHEILA K. DAMIS
                                                         NOTARY PUBLIC
                                                      STATE OF WASHINGTON
                                                       COMMISSION EXPIRES
                                                         JUNE 1, 2005

NAME:  Paul LeBlanc

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

                                 / / 100%                        62000             71890
------------------------------                                 ---------------   ---------------

/s/ Paul LeBlanc                 /X/ Retention Bonus Only        36775             41850
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1210 NE 150th Ave  Vancouver, WA 98684

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Dennis B Lee

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

/s/ Dennis B Lee                 /X/ 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

                                 / / 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        21947             13330
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1634 Gemma St NW  Salem, OR 97304

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Ronald Lee

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Ronald Lee                   /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22967             13950
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   852 Berryman Place  Lawrenceville, GA 30045

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Howard Edward Lortz

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

                                 / / 100%                        57000             34610
------------------------------                                 ---------------   ---------------

/s/ Howard Edward Lortz          /X/ Retention Bonus Only        25007             15190
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   18011 NE 23rd St  Vancouver, WA 98684

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Bernadette Madarieta

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Bernadette Madarieta         /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1151 North Macaile Way  Eagle, ID 83616

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Gregory J Mathias

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

/s/ Gregory J Mathias            /X/ 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

                                 / / 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22355             13570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   11842 Tioga St  Boise, ID 83709

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Russell J Mc Kinley

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

                                 / / 100%                        57000             34610
------------------------------                                 ---------------   ---------------

/s/ Russell J Mc Kinley          /X/ Retention Bonus Only        21947             13330
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   5225 Sterling Creek Rd  Jacksonville, OR 97530

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Narry T Mc Kinley
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Herman Knox McMillan

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         28250             30090
------------------------------                                 ---------------   ---------------

                                 / / 50%                         56500             73310
------------------------------                                 ---------------   ---------------

/s/ Herman Knox McMillan         /X/ 75%                         84750             116530
------------------------------                                 ---------------   ---------------

                                 / / 100%                        113000            159750
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        49313             62310
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   121 E Hulls Ridge Court  Boise, ID 83702

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Christopher A Mc Nabb

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Christopher A Mc Nabb        /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1717 24th Ave Ct SE  Puyallup, WA 98374

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Robert M Mc Nutt

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         31250             33280
------------------------------                                 ---------------   ---------------

                                 / / 50%                         62500             90530
------------------------------                                 ---------------   ---------------

                                 / / 75%                         93750             147770
------------------------------                                 ---------------   ---------------

/s/ Robert M Mc Nutt             /X/ 100%                        125000            205010
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        65750             96480
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1504 N 20th  Boise, ID 83702

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Robert M Meek

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         28250             30090
------------------------------                                 ---------------   ---------------

                                 / / 50%                         56500             73310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         84750             116530
------------------------------                                 ---------------   ---------------

/s/ Robert M Meek                /X/ 100%                        113000            159750
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        49313             62310
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1990 N 7th  Boise, ID 83702

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   Not Available
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Dennis F Mesler

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

/s/ Dennis F Mesler              /X/ 75%                         42750             25960
------------------------------                                 ---------------   ---------------

                                 / / 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22355             13570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   7039 W Snohomish St  Boise, ID 83709

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Colin Charles Miller

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

/s/ Colin Charles Miller         /X/ 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        40765             60840
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2323 Buckskin Ct  Eagle, ID 83616

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------
                                                      /s/ [ILLEGIBLE]


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Joseph Shear Munson

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         31250             33280
------------------------------                                 ---------------   ---------------

/s/ Joseph Shear Munson          /X/ 50%                         62500             90530
------------------------------                                 ---------------   ---------------

                                 / / 75%                         93750             147770
------------------------------                                 ---------------   ---------------

                                 / / 100%                        125000            205010
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        65750             96480
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   4164 N Marcliffe Ave  Boise, ID 83704

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Nicholas L Nachbar

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Nicholas L Nachbar           /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        33650             38120
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1922 County Road 138  International Falls, MN 56649

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Garry Neumann

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         13000             5990
------------------------------                                 ---------------   ---------------

/s/ Garry Neumann                /X/ 50%                         26000             11980
------------------------------                                 ---------------   ---------------

                                 / / 75%                         39000             17970
------------------------------                                 ---------------   ---------------

                                 / / 100%                        52000             23960
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        17498             8060
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   617 Sixth St  Int'l Falls, MN 56649

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Brett E Norseth

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         28250             30090
------------------------------                                 ---------------   ---------------

                                 / / 50%                         56500             73310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         84750             116530
------------------------------                                 ---------------   ---------------

/s/ Brett E Norseth              /X/ 100%                        113000            159750
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        49313             62310
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   148 W Oakhampton Dr  Eagle, ID 83616

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Michael Nutile

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Michael Nutile               /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        23392             14200
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1721 Vineyard Trail  Annapolis, MD 21401

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Mary Jo Nyblad

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Mary Jo Nyblad               /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22355             13570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   6540 Plantation Ln  Boise, ID 83703

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  C Neill O'Quinn

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         11750             2660
------------------------------                                 ---------------   ---------------

                                 / / 50%                         23500             5330
------------------------------                                 ---------------   ---------------

/s/ C Neill O'Quinn              /X/ 75%                         35250             7990
------------------------------                                 ---------------   ---------------

                                 / / 100%                        47000             10650
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   6206 West Pointe  Alexandria, LA 71303

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Laura Ann O'Quinn
                                                   -----------------------------


                                 Witness's Signature  /s/ Jennifer L. Wells
                                                    ----------------------------
                                                        Notary Public
                                                        Jennifer L. Wells #66421


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Douglas C Pasley

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

                                 / / 100%                        69000             111830
------------------------------                                 ---------------   ---------------

/s/ Douglas C Pasley             /X/ Retention Bonus Only        40765             60840
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   500 Birch Dr  Burley, ID 83318

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  James Jarold Pepple

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ James Jarold Pepple          /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22355             13570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   3744 S Sutton PI  Boise, ID 83706

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Adele M Pepple
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Bradford Lee Perry

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Bradford Lee Perry           /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        40021             45710
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   734 NE Hazelfern Place  Portland, OR 97232

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Vincent N Phelan

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

/s/ Vincent N Phelan             /X/ 75%                         51750             80670
------------------------------                                 ---------------   ---------------

                                 / / 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        43741             66210
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   704 Cheaspeake Road  St Charles, IL 60175

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Marissa J. Phelan
                                                   -----------------------------


                                 Witness's Signature  /s/ Sherry Martin
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Todd Pierce

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Todd Pierce  12.6.04         /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        19123             11610
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2721 N Road 84  Pasco, WA 99301

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE] 12-6-04
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE] 12-6-04
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Bernard L Poulin

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         28250             30090
------------------------------                                 ---------------   ---------------

                                 / / 50%                         56500             73310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         84750             116530
------------------------------                                 ---------------   ---------------

/s/ Bernard L. Poulin            /X/ 100%                        113000            159750
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        49313             62310
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   3820 N Sawgrass Place  Boise, ID 83704

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                Witness's Signature  /s/ [ILLEGIBLE]
                                                   -----------------------------
                                                   Commission expires 09/17/2006

                                                                          [SEAL]


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  James G Real

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

/s/ James G Real                 /X/ 75%                         46500             53430
------------------------------                                 ---------------   ---------------

                                 / / 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22355             24670
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1791 S Ridge Point Way  Boise, ID 83712

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Thomas C Rhodes

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

                                 / / 100%                        62000             71890
------------------------------                                 ---------------   ---------------

/s/ Thomas C. Rhodes             /X/ Retention Bonus Only        34375             38990
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   175 Granberry Road  DeRidder, LA 70634

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  J Lanse Richardson

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         28250             30090
------------------------------                                 ---------------   ---------------

                                 / / 50%                         56500             73310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         84750             116530
------------------------------                                 ---------------   ---------------

/s/ J Lanse Richardson           /X/ 100%                        113000            159750
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        49313             62310
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1219 E Kimberley Lane  Boise, ID 83712

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------
                                                          Elaine [ILLEGIBLE]

                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  David B Rigdon

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

                                 / / 100%                        57000             34610
------------------------------                                 ---------------   ---------------

/s/ David B Rigdon               /X/ Retention Bonus Only        22355             13570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1923 S Ridge Point Way  Boise, ID 83712

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Kevin Scott Rucker

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Kevin Scott Rucker           /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        36775             41850
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   267 Ryan Ave  Burbank, WA 99323

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  John T Sahlberg

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         28250             30090
------------------------------                                 ---------------   ---------------

                                 / / 50%                         56500             73310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         84750             116530
------------------------------                                 ---------------   ---------------

/s/ John T Sahlberg              /X/ 100%                        113000            159750
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        49313             62310
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2417 N 20th St  Boise, ID 83702

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Greg Sanders

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Greg Sanders                 /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        32875             37200
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2626 N Peregrine Place  Boise, ID 83702

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Matthew M Saxe

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         31250             33280
------------------------------                                 ---------------   ---------------

                                 / / 50%                         62500             90530
------------------------------                                 ---------------   ---------------

                                 / / 75%                         93750             147770
------------------------------                                 ---------------   ---------------

/s/ Matthew M Saxe               /X/ 100%                        125000            205010
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        64550             94280
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1240 Fourth Street  Columbia City, OR 97018

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  William Schellhorn

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ William Schellhorn           /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        23963             14550
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2136 Lincolnshire Road  Furlong, PA 18925

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Paul D Schmidt

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Paul D Schmidt               /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        32875             37200
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   3460 S Ashbury Way  Boise, ID 83706

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                Witness's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Michael Scolavino

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

/s/ Michael Scolavino            /X/ 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        42315             63640
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   11 Woodridge Lane  Westford, MA 01886

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Peter C Seymour

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         13000             5990
------------------------------                                 ---------------   ---------------

/s/ Peter C. Seymour             /X/ 50%                         26000             11980
------------------------------                                 ---------------   ---------------

                                 / / 75%                         39000             17970
------------------------------                                 ---------------   ---------------

                                 / / 100%                        52000             23960
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2403 East N Ave  La Grande, OR 97850

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Jeffrey A Steele

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

/s/ Jeffrey A Steele             /X/ 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        40765             60840
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   5335 E Quartersawn Court  Boise, ID 83716

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Wayne Jesse Steele

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

                                 / / 100%                        62000             71890
------------------------------                                 ---------------   ---------------

/s/ Wayne Jesse Steele           /X/ Retention Bonus Only        32875             37200
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2187 Pebblecreek Ln  Boise, ID 83706

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Tony J Steenkolk

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

/s/ Tony J Steenkolk             /X/ 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        40765             60840
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   9348 Maple Hill Drive  Boise, ID 83709

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Earl Stephens

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         11750             2660
------------------------------                                 ---------------   ---------------

                                 / / 50%                         23500             5330
------------------------------                                 ---------------   ---------------

                                 / / 75%                         35250             7990
------------------------------                                 ---------------   ---------------

/s/ Earl Stephens                /X/ 100%                        47000             10650
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        13975             3170
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   8594 Grandbury  Cordova, TN 38016

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Pamela Stocks

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

/s/ Pamela Stocks                /X/ 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        40765             60840
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   5569 School Ridge Road  Boise, ID 83714

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Dave Stone

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         11750             2660
------------------------------                                 ---------------   ---------------

                                 / / 50%                         23500             5330
------------------------------                                 ---------------   ---------------

                                 / / 75%                         35250             7990
------------------------------                                 ---------------   ---------------

/s/ Dave Stone                   /X/ 100%                        47000             10650
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        13095             2970
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2818 Keystone Ct  Grand Junction, CO 81506

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Bruce Swanson

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         28250             30090
------------------------------                                 ---------------   ---------------

                                 / / 50%                         56500             73310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         84750             116530
------------------------------                                 ---------------   ---------------

/s/ Bruce Swanson                /X/ 100%                        113000            159750
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        49313             62310
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   482 N Mapleside Ct  Eagle, ID 83616

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Noah W Tadlock, Jr.

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Noah W Tadlock, Jr.          /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22355             13570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   5281 Sorrento Dr  Boise, ID 83704

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Richard Brian Titus

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Richard Brian Titus          /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22967             13950
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   123 Grandmar Chase  Canton, GA 30115

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ Rosemary Titus
                                                   -----------------------------
                                                          ROSEMARY TITUS

                                 Witness's Signature  /s/ Brenda D. Tracey
                                                    ----------------------------
                                                          BRENDA D TRACEY

                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Alan Craig Tong

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

/s/ Alan Craig Tong              /X/ 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        45601             69570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   3644 NW 3rd Ave  Cames, WA 98607

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Pierre Toupin

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

/s/ Pierre Toupin                /X/ 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

                                 / / 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   232 Forest Avenue  Pincourt, QC J7V 8E8

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Larry D Ueckert

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         31250             33280
------------------------------                                 ---------------   ---------------

                                 / / 50%                         62500             90530
------------------------------                                 ---------------   ---------------

                                 / / 75%                         93750             147770
------------------------------                                 ---------------   ---------------

/s/ Larry D Ueckert              /X/ 100%                        125000            205010
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        68750             101970
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   600 Loggerhead Lane  Many, LA 71449

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  David Charles Van Dusen

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ David Charles Van Dusen      /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        35275             40060
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   2880 Twin Oaks Dr  Highland Park, IL 60035

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Dennis J Taylor

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

/s/ Dennis J. Taylor             /X/ 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

                                 / / 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22355             13570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   610 East Greencreek Court  Eagle, ID 83616

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  John Tiano

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         11750             2660
------------------------------                                 ---------------   ---------------

                                 / / 50%                         23500             5330
------------------------------                                 ---------------   ---------------

                                 / / 75%                         35250             7990
------------------------------                                 ---------------   ---------------

/s/ John Tiano                   /X/ 100%                        47000             10650
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        13975             3170
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   8 Grady's Lane  Dover, NH 03820

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Lisa M Vail

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

                                 / / 100%                        62000             71890
------------------------------                                 ---------------   ---------------

/s/ Lisa M Vail                  /X/ Retention Bonus Only        36775             41850
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   19602 SE 25th Street  Camas, WA 98607

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Patricia L Verdun

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------
                                         12,145 check
/s/ Patricia L. Verdun           /X/ 50% 22,355 retern.          34500             49600
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80830
------------------------------                                 ---------------   ---------------

                                 / / 100%                        69000             112060
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22355             27610
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1580 N Watson Way  Eagle, ID 83616

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                Spouse's Signature   /s/ [ILLEGIBLE]
                                                  ------------------------------


                                Witness's Signature  /s/ [ILLEGIBLE]
                                                   -----------------------------
                                                   Commission Expires 09/13/2006


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

                                                                          [SEAL]

NAME:  Richard Viola

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Richard B. Viola             /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        34125             38690
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   5 Captain Forbush Lane  Acton, MA 01720

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Craig Voegele

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
/s/ Craig C. Voegele             /X/ 25%                         13000             5990
------------------------------                                 ---------------   ---------------

                                 / / 50%                         26000             11980
------------------------------                                 ---------------   ---------------

                                 / / 75%                         39000             17970
------------------------------                                 ---------------   ---------------

                                 / / 100%                        52000             23960
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        19123             8810
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1239A Rogers Court SW  Olympia, WA 98502

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Thomas A Wake

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Thomas A. Wake               /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        33775             38270
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1081 Strawberry Ave  Billings, MT 59105

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Cydni J Waldner

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

                                 / / 100%                        57000             34610
------------------------------                                 ---------------   ---------------

/s/ Cydni J Waldner              /X/ Retention Bonus Only        22355             13570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   3102 Clinton  Emmett, ID 83617

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Robert A Warren

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

                                 / / 75%                         51750             80670
------------------------------                                 ---------------   ---------------

                                 / / 100%                        69000             111830
------------------------------                                 ---------------   ---------------

/s/ Robert A Warren              /X/ Retention Bonus Only        25007             32380
------------------------------          ($34,000) gross        ---------------   ---------------

HOME ADDRESS:   14024 SE 35th Loop  Vancouver, WA 98684

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Stephen P Warren

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Stephen P. Warren            /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        22355             13570
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   5576 N Riffle Way  Boise, ID 83714

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

[SEAL]
Commission
Expires 12/21/07

NAME:  Charles Wes Webb

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Charles Wes Webb             /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        36775             41850
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   12314 Flaxen  Houston, TX 77065

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Charles R Webster

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Charles R Webster            /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        32275             36490
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   673 NE Damielle Dr  Hillsboro, OR 97124

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Harold M Webster

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

/s/ Harold M Webster             /X/ 100%                        62000             71890
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        32525             36780
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   23432 N 84th PI  Scottsdale, AZ 85255

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Gerald W Wernz

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         28250             30090
------------------------------                                 ---------------   ---------------

                                 / / 50%                         56500             73310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         84750             116530
------------------------------                                 ---------------   ---------------

/s/ Gerald W Wernz               /X/ 100%                        113000            159750
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        49313             62310
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   1260 Candleridge Ct  Boise, ID 83712

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Abigail K Wheeler

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         15500             16510
------------------------------                                 ---------------   ---------------

                                 / / 50%                         31000             34970
------------------------------                                 ---------------   ---------------

                                 / / 75%                         46500             53430
------------------------------                                 ---------------   ---------------

                                 / / 100%                        62000             71890
------------------------------                                 ---------------   ---------------

/s/ Abigail K. Wheeler           /X/ Retention Bonus Only        35275             40060
------------------------------                                 ---------------   ---------------
     December 8, 2004

HOME ADDRESS:   Apt 4 2630 Armitage Avenue Chicago, IL 60647

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature
                                                   -----------------------------


                                 Witness's Signature
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Ken Wienke

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
/s/ Ken C. Wienke                /X/ 25%                         13000             5990
------------------------------                                 ---------------   ---------------

                                 / / 50%                         26000             11980
------------------------------                                 ---------------   ---------------

                                 / / 75%                         39000             17970
------------------------------                                 ---------------   ---------------

                                 / / 100%                        52000             23960
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        N/A               N/A
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   P.O. Box 808  Jacksonville, OR 97530

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Jeffrey Wiska

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         14250             8650
------------------------------                                 ---------------   ---------------

                                 / / 50%                         28500             17310
------------------------------                                 ---------------   ---------------

                                 / / 75%                         42750             25960
------------------------------                                 ---------------   ---------------

/s/ Jeffrey Wiska                /X/ 100%                        57000             34610
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        23681             14380
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   18579 Fox Hollow Ct  Northville, MI 48167

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)

NAME:  Colettee Farley Wolf

                                 INVESTMENT ELECTION
SIGNATURE                        Please check the box            CLASS B AND
Please sign next to your         indicating your investment      INVESTMENT
investment election              election                           AMOUNT           CLASS C
                                 / / 25%                         17250             18370
------------------------------                                 ---------------   ---------------

                                 / / 50%                         34500             49520
------------------------------                                 ---------------   ---------------

/s/ Colettee Farley Wolf         /X/ 75%                         51750             80670
------------------------------                                 ---------------   ---------------

                                 / / 100%                        69000             111830
------------------------------                                 ---------------   ---------------

                                 / / Retention Bonus Only        40765             60840
------------------------------                                 ---------------   ---------------

HOME ADDRESS:   5298 N Turret Way  Boise, ID 83703

                                     CONSENT

The undersigned spouse of Employee Investor hereby acknowledges that I have read the foregoing Management Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.


                                 Spouse's Signature   /s/ [ILLEGIBLE]
                                                   -----------------------------


                                 Witness's Signature  /s/ [ILLEGIBLE]
                                                    ----------------------------


                 (SIGNATURE PAGE TO MANAGEMENT EQUITY AGREEMENT)